Exhibit 4.4




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AMENDED AND RESTATED TRUST INDENTURE

dated as of August 1, 1995


between


THE INDUSTRIAL DEVELOPMENT BOARD
OF THE CITY OF MOBILE, ALABAMA


and


FIRST UNION NATIONAL BANK OF GEORGIA, as Trustee




Providing for the Issuance from Time to Time of Securities in One or More Series






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                                TABLE OF CONTENTS


                                                                        Page


                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1.   Definitions; Construction..............................  3
SECTION 1.2.   Compliance Certificates and Opinions...................  3
SECTION 1.3.   Form of Documents Delivered to Trustee.................  4
SECTION 1.4.   Acts of Holders........................................  5
SECTION 1.5.   Notices, etc. to Trustee, IDB and Mobile Energy
                  Parties.............................................  6
SECTION 1.6.   Notices to Holders; Waiver.............................  7
SECTION 1.7.   Effect of Headings and Table of Contents...............  7
SECTION 1.8.   Successors and Assigns.................................  7
SECTION 1.9.   Severability Clause....................................  7
SECTION 1.10.  Benefits of Indenture..................................  7
SECTION 1.11.  Governing Law..........................................  7
SECTION 1.12.  Legal Holidays.........................................  8
SECTION 1.13.  Execution in Counterparts..............................  8
SECTION 1.14.  Amendment and Restatement..............................  8
SECTION 1.15.  Survival of Assignment Agreement.........................8

                       ARTICLE II.

                     THE SECURITIES

SECTION 2.1.   Form of Security to be Established by
               Series Supplemental Indenture..........................  9
SECTION 2.2.   Form of Trustee's Authentication.......................  9
SECTION 2.3.   Amount Unlimited; Issuable in Series; Limitations
                  on Issuance.........................................  9
SECTION 2.4.   Authentication and Delivery of Securities.............. 11
SECTION 2.5.   Form and Denominations................................. 12
SECTION 2.6.   Execution of Securities................................ 13
SECTION 2.7.   Temporary Securities................................... 13
SECTION 2.8.   Registration, Transfer and Exchange.................... 13
SECTION 2.9.   Mutilated, Destroyed, Lost and Stolen
                  Securities.......................................... 15
SECTION 2.10.  Payment of Principal and Interest; Principal
               and Interest Rights Preserved.......................... 15
SECTION 2.11.  Persons Deemed Owners.................................. 17
SECTION 2.12.  Cancellation........................................... 17
SECTION 2.13.  Dating of Securities; Computation of Interest.......... 17
SECTION 2.14.  Source of Payments Limited; Rights and
               Liabilities of the Mobile Energy Parties............... 17
SECTION 2.15.  Parity of Securities................................... 18
SECTION 2.16.  Allocation of Principal and Interest................... 18
SECTION 2.17.  Authorization and Provisions for Issuance of
               1995 Bonds; Application of Proceeds.................... 18

                      ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  Organization, Power, Authority and Status of
                 IDB.................................................. 20
SECTION 3.2.  Authorization; Enforceability; Execution and
                 Delivery............................................. 20

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SECTION 3.3.  No Conflicts; Laws and Contracts; No Default........... 21
SECTION 3.4.  Litigation............................................. 21
SECTION 3.5.  Signed Certificates.................................... 21

                                   ARTICLE IV.

                          TAX-EXEMPT INDENTURE ACCOUNTS

SECTION 4.1.  Establishment of Tax-Exempt Indenture
              Securities Account..................................... 22
SECTION 4.2.  Payments into Tax-Exempt Indenture Securities
                 Account............................................. 22
SECTION 4.3.  Application of Funds in Tax-Exempt Indenture
              Securities Account..................................... 22
SECTION 4.4.  Establishment of 1995 Bond Tax-Exempt Debt Service
              Reserve Account........................................ 23
SECTION 4.5.  Payments into Tax-Exempt Debt Service Reserve
              Accounts............................................... 23
SECTION 4.6.  Application of Funds in Tax-Exempt Debt Service
              Reserve Accounts....................................... 23
SECTION 4.7.  Reserve Account Letter of Credit....................... 24
SECTION 4.8.  Investment of Monies in the Tax-Exempt
              Indenture Accounts..................................... 25
SECTION 4.9.  Monies to be Held in Trust............................. 27
SECTION 4.10. Dominion and Control................................... 27

                      ARTICLE V.

                       COVENANTS

SECTION 5.1.  Payment of Principal, Premium, if any, and
                 Interest............................................ 27
SECTION 5.2.  Performance of Covenants by IDB........................ 27
SECTION 5.3.  Rights Under IDB Lease Agreement....................... 27
SECTION 5.4.  Arbitrage and Tax Covenants............................ 28
SECTION 5.5.  No Disposition of Tax-Exempt Indenture Securities
              Collateral............................................. 28
SECTION 5.6.  Access to Books........................................ 28
SECTION 5.7.  Covenant to Perform Further Acts....................... 28
SECTION 5.8.  Enforcement of Duties and Obligations of Mobile
              Energy Parties......................................... 29
SECTION 5.9.  Further Assurances..................................... 29
SECTION 5.10. Filing and Recording................................... 29
SECTION 5.11. Trustee's Obligations.................................. 29

                                   ARTICLE VI.

                     REDEMPTION AND PREPAYMENT OF SECURITIES

SECTION 6.1.  Applicability of Article............................... 30
SECTION 6.2.  Election to Redeem or Prepay; Notice to Trustee........ 30
SECTION 6.3.  Optional Redemption; Extraordinary Redemption;
                 Prepayment; Selection of Securities to Be
                 Redeemed or Prepaid................................. 30
SECTION 6.4.  Notice of Redemption or Prepayment..................... 32
SECTION 6.5.  Securities Payable on Redemption Date or
              Prepayment Date........................................ 33
SECTION 6.6.  Securities Redeemed or Prepaid in Part................. 34
SECTION 6.7.  Determination of Taxability............................ 34

                     ARTICLE VII.

                     SINKING FUNDS

SECTION 7.1.  Applicability of Article............................... 34
SECTION 7.2.  Sinking Funds for Securities........................... 35


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                     ARTICLE VIII.

              EVENTS OF DEFAULT; REMEDIES

SECTION 8.1.  Events of Default...................................... 35
SECTION 8.2.  Enforcement of Remedies................................ 36
SECTION 8.3.  Specific Remedies...................................... 37
SECTION 8.4.  Judicial Proceedings Instituted by Trustee............. 37
SECTION 8.5.  Holders May Demand Enforcement of Rights by
                 Trustee............................................. 39
SECTION 8.6.  Control by Holders..................................... 40
SECTION 8.7.  Waiver of Past Events of Defaults...................... 40
SECTION 8.8.  Holder May Not Bring Suit Except Under Certain
              Conditions............................................. 40
SECTION 8.9.  Undertaking to Pay Court Costs......................... 41
SECTION 8.10. Right of Holders to Receive Payment Not to Be
                 Impaired............................................ 41
SECTION 8.11. Application of Monies Collected by Trustee............. 41
SECTION 8.12. Securities Held by Certain Persons Not to Share in
              Distribution........................................... 43
SECTION 8.13. Waiver of Appraisement, Valuation, Stay, Right to
              Marshaling............................................. 43
SECTION 8.14. Remedies Cumulative; Delay or Omission Not a
                 Waiver.............................................. 43
SECTION 8.15. Intercreditor Agreement................................ 44

                      ARTICLE IX.

                      THE TRUSTEE

SECTION 9.1.  Certain Duties and Responsibilities.................... 44
SECTION 9.2.  Notice of Events of Defaults........................... 45
SECTION 9.3.  Certain Rights of Trustee.............................. 46
SECTION 9.4.  Not Responsible for Recitals or Issuance of
                 Securities.......................................... 47
SECTION 9.5.  May Hold Securities.................................... 47
SECTION 9.6.  Funds May Be Held by Trustee or Paying Agent........... 47
SECTION 9.7.  Compensation, Reimbursement and Indemnification........ 47
SECTION 9.8.  Corporate Trustee Required; Eligibility................ 48
SECTION 9.9.  Resignation and Removal; Appointment of
                  Successor.......................................... 48
SECTION 9.10. Acceptance of Appointment by Successor................. 49
SECTION 9.11. Merger, Conversion, Consolidation or Succession to
              Business............................................... 50
SECTION 9.12. Preferential Collection of Claims Against any
                 Obligor............................................. 50
SECTION 9.13. Maintenance of Offices and Agencies.................... 53
SECTION 9.14. Co-Trustee or Separate Trustee......................... 56
SECTION 9.15. Taxes.................................................. 58

                                   ARTICLE X.

                     HOLDERS' LISTS AND REPORTS BY TRUSTEE,
                          IDB AND MOBILE ENERGY PARTIES

SECTION 10.1. IDB to Furnish Trustee Names and Addresses of
                 Holders............................................. 58
SECTION 10.2. Preservation of Information; Communications to
                 Holders............................................. 58
SECTION 10.3. Reports by Trustee..................................... 59
SECTION 10.4. Reports by the IDB and Mobile Energy Parties........... 61

                      ARTICLE XI.

                           SUPPLEMENTAL INDENTURES AND
                        AMENDMENTS TO IDB LEASE AGREEMENT


                                       iii

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SECTION 11.1. Supplemental Indentures Without Consent of
                  Holders............................................ 61
SECTION 11.2. Supplemental Indenture With Consent of Holders......... 62
SECTION 11.3. Documents Affecting Immunity or Indemnity.............. 64
SECTION 11.4. Execution of Supplemental Indentures................... 64
SECTION 11.5. Effect of Supplemental Indentures...................... 64
SECTION 11.6. Reference in Securities to Supplemental
                 Indentures.......................................... 64
SECTION 11.7. Supplements and Amendments to IDB Lease Agreement
              Without Consent of Holders............................. 65
SECTION 11.8. Supplements and Amendments to IDB Lease Agreement
              With Consent of Holders................................ 65

                     ARTICLE XII.

              SATISFACTION AND DISCHARGE

SECTION 12.1. Satisfaction and Discharge of Securities............... 66
SECTION 12.2. Satisfaction and Discharge of Indenture................ 70
SECTION 12.3. Application of Trust Money............................. 71

                     ARTICLE XIII.

                       MEETINGS OF HOLDERS OF SECURITIES;
                             ACTION WITHOUT MEETING

SECTION 13.1. Purposes for Which Meetings May Be Called.............. 71
SECTION 13.2. Call, Notice and Place of Meetings..................... 72
SECTION 13.3. Persons Entitled to Vote at Meetings................... 72
SECTION 13.4. Quorum; Action......................................... 72
SECTION 13.5. Attendance at Meetings; Determination of Voting
                 Rights; Conduct and Adjournment of Meetings......... 73
SECTION 13.6. Counting Votes and Recording Action of Meetings........ 74
SECTION 13.7. Action Without Meeting................................. 75

                                  ARTICLE XIV.

                 LIMITED OBLIGATIONS OF IDB AND LIMITED RECOURSE

SECTION 14.1. Limited Obligations of IDB............................. 75
SECTION 14.2. Limited Recourse....................................... 75
EXHIBIT A -   Form of 1995 Bond

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         AMENDED AND RESTATED TRUST INDENTURE, dated as of August 1, 1995, between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MOBILE, ALABAMA (the "IDB"), a public corporation organized under the laws of the State of Alabama, its principal office and mailing address being at 451 Government Street, Mobile, Alabama 36602, and FIRST UNION NATIONAL BANK OF GEORGIA, as trustee (the "Trustee"), its corporate trust office and mailing address being at 999 Peachtree Street, N.E., 11th Floor, Atlanta, Georgia 30309.

                              W I T N E S S E T H :

                  WHEREAS, the IDB is a public corporation organized under the laws of the State of Alabama under the Alabama Act (as defined below); and the IDB is authorized and empowered, under the Alabama Act, to issue bonds for, and to acquire, construct, enlarge, improve, equip, maintain, lease and dispose of, projects, which is defined to include any land and any building or other improvement thereon, and all real and personal properties deemed necessary in connection therewith, suitable for use by, among other things, any industry for the manufacturing, processing or assembling of any agricultural, manufactured or mineral products and facilities for or useful in the control, reduction, abatement or prevention of pollution of air or water or both and to sell and lease the same to others for such rentals or payments and on such terms and conditions as the IDB may deem advisable;

                  WHEREAS, the IDB, by due corporate action, previously (a) authorized the financing of the cost of acquisition and construction of the Tax-Exempt Project (as defined below) and the leasing thereof to a predecessor-in-interest of Mobile Energy Services Company, L.L.C., an Alabama limited liability company (the "Company"), and (b) issued and sold $112,300,000 principal amount of the 1983 Bonds (as defined below) to provide funds for and toward the costs thereof;

                  WHEREAS, the IDB, by due corporate action, previously authorized the refunding of the 1983 Bonds, and issued and sold $93,000,000 principal amount (of which $85,000,000 principal amount are currently outstanding) of the 1984 Bonds (as defined below) pursuant to the 1984 Indenture (as defined below) to provide funds for the costs of refunding the 1983 Bonds;

                  WHEREAS, the IDB, by due corporate action, has authorized the execution, delivery and performance by it of this Indenture and has authorized the payment of the 1984 Bonds, within the meaning of Article VIII of the 1984 Indenture and for all other purposes of the 1984 Indenture, and the redemption of the 1984 Bonds thereafter; and, upon such payment, and the issuance of the 1995 Bonds (as defined in Section 2.17), (a) the 1984 Lease (as defined below) shall be amended and restated in its entirety as and by the IDB Lease Agreement (as defined below) and (b) the 1984 Indenture shall be amended and restated in its entirety as and by this Indenture (except that the provisions of Article VIII of the 1984 Indenture shall survive with respect to the 1984 Bonds); and

                  WHEREAS, the IDB may from time to time issue additional bonds, debentures, promissory notes or other evidences of indebtedness in one
         (1) or more series (together with the 1995 Bonds, the "Securities") in accordance with the terms of this Indenture; the IDB has duly authorized the execution, delivery and performance by it of this Indenture to secure the Securities and to provide for the authentication and delivery thereof by the Trustee.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and of the purchase of the Securities by the Holders (as defined


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below) thereof, and in order to secure the payment of the principal of and premium, if any, and interest on all Securities from time to time outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the IDB hereby grants, bargains, mortgages, sells, releases, conveys, assigns, transfers, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, (a) all right, title and interest of the IDB in the IDB Lease Agreement and all amendments, modifications and renewals thereof, reserving, however, the IDB's rights to receive notices, to indemnification and to reimbursement of its fees and expenses incurred under the IDB Lease Agreement, (b) all right, title and interest of the IDB in and to the Tax-Exempt Indenture Accounts (as defined below), including any and all monies contained therein or hereafter delivered to the Trustee for deposit therein and, in each case, all monies received and the right to receive monies thereunder, and (c) all right, title and interest of the IDB in and to all monies and securities from time to time held under the terms of this Indenture, and in any and all other property of every type and nature from time to time hereafter by delivery or by writing of any kind given, granted, pledged and assigned as and for additional security hereunder, by the IDB or by anyone in its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

         TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby given, granted, pledged and assigned, or agreed or intended so to be, unto the Trustee and its successors in said trust and to it and its assigns forever;

         IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding (as defined below) Securities without any priority of any such Security over any other such Security;

         PROVIDED, HOWEVER, that the right, title and interest of the Company in and to any Tax-Exempt Debt Service Reserve Account (as defined below), including any and all monies contained therein or hereafter delivered to the Trustee for deposit therein and, in each case, all monies received and the right to receive monies thereunder, shall be held in trust solely for the equal and proportionate benefit and security of the Holders from time to time of the Outstanding Securities for the benefit of whom such Tax-Exempt Debt Service Reserve Account was established; and

         PROVIDED FURTHER, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Tax-Exempt Indenture Accounts shall have ceased, terminated and become void in accordance with Article XII, and the principal of and premium, if any, and interest on the Securities shall have been paid to the Holders thereof, then and in that case this Indenture and the estate and rights hereby granted shall cease, terminate and be void, and the Trustee shall cancel and discharge this Indenture and execute and deliver to the IDB and the Company such instruments as the IDB and the Company shall require to evidence the discharge hereof; otherwise this Indenture shall be and remain in full force and effect; and

         THE PARTIES HEREBY COVENANT AND AGREE AS FOLLOWS:

                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 1.1. Definitions; Construction. (a) For all purposes of this Indenture, except as otherwise expressly provided in this Indenture or unless the context otherwise requires, all terms used herein shall have the meanings set

                                                         2

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forth in Appendix A to the Intercreditor and Collateral Agency Agreement dated as of August 1, 1995 among the Trustee, First Union National Bank of Georgia, as the Indenture Trustee referred to therein, Banque Paribas, as the Working Capital Facility Provider referred to therein, the IDB, the Company, Mobile Energy Services Holdings, Inc. and Bankers Trust (Delaware), as the Collateral Agent referred to therein.

         SECTION 1.2. Compliance Certificates and Opinions. Except as otherwise expressly provided by this Indenture, upon any application or request by either of the Mobile Energy Parties or the IDB to the Trustee to take any action under any provision of this Indenture, the Trustee shall be entitled to receive, upon its request, an Officer's Certificate of such Mobile Energy Party or the IDB (as the case may be) stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with;

     (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with; and

     (e) in the case of an Officer's Certificate, a statement as to whether or not any Event of Default under this Indenture has occurred and is continuing.

         SECTION 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one (1) such Person, or that they be so certified or covered by only one (1) document, but one (1) such Person may certify or give an opinion with respect to some matters and one (1) or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one (1) or several documents.

         Any certificate or opinion of an officer of the Company, Mobile Energy or the IDB may be based, insofar as it relates to legal matters, upon an Opinion of Counsel or a certificate of counsel unless such officer knows or has reason to believe that such Opinion of Counsel or certificate with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of either of the Mobile Energy Parties or the IDB stating that the information with respect to such factual matters is in the possession of such

                                                         3

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Mobile Energy Party or the IDB (as the case may be), unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

         Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one (1) instrument.

         SECTION 1.4. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one (1) or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both are delivered to the Trustee and, when it is specifically required herein, to the IDB and either of the Mobile Energy Parties. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.1) conclusive in favor of the Trustee, the IDB and the Mobile Energy Parties, if made in the manner provided in this Section 1.4. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.6.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to such officer the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation or association or a member of a partnership or limited liability company, on behalf of such corporation, association, partnership or limited liability company, such certificate or affidavit shall also constitute sufficient proof of such Person's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proven by the Security Register and the Trustee shall not be affected by notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security, the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.

         (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and

                                                         4

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delivered by or on behalf of a Holder of Securities may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

         (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the IDB shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the IDB, to such action may be prepared and executed by the IDB and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         (g) The IDB may fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the IDB prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the thirtieth (30th) day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 10.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

         SECTION 1.5. Notices, etc. to Trustee, IDB and Mobile Energy Parties. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder, by the IDB, by either of the Mobile Energy Parties or by an Authorized Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to the Trustee at its Corporate Trust Office, or

                  (b) the IDB by the Trustee, by any Holder, by either of the Mobile Energy Parties or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the IDB addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee, each Holder and the Mobile Energy Parties by the IDB for such purpose;

                  (c) the Company by the Trustee, by the IDB, by any Holder, by Mobile Energy or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 900 Ashwood Parkway, Suite 300, Atlanta, Georgia 30338, together with a copy to it at P.O. Box 2747, 200 Bay Bridge Road, Mobile, Alabama 36652, or at any other address previously furnished in writing to the Trustee, the IDB, each Holder and Mobile Energy by the Company for such purpose, or

                  (d) Mobile Energy by the Trustee, by the IDB, by any Holder, by the Company or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Mobile Energy addressed to it at 900 Ashwood Parkway, Suite 450, Atlanta, Georgia 30338, or at any other address previously furnished in writing to the Trustee, the IDB, each Holder and the Company by Mobile Energy for such purpose.

         SECTION 1.6. Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given

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(unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

         SECTION 1.7. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.8. Successors and Assigns. All covenants, agreements, representations and warranties in this Indenture by the Trustee and the IDB shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

         SECTION 1.9. Severability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.11. Governing Law. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA, EXCEPT THAT SUCH LAWS SHALL NOT APPLY WITH RESPECT TO ANY COLLATERAL WHERE IT IS NECESSARY TO APPLY THE LAWS OF ANOTHER JURISDICTION TO PERFECT LIENS IN SUCH COLLATERAL RELATING TO DEBT ISSUED HEREUNDER AND EXCEPT THAT THE RIGHTS, DUTIES, IMMUNITIES AND STANDARDS OF CARE RELATING TO THE TRUSTEE AND ANY AUTHORIZED AGENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.12. Legal Holidays. In any case where any Redemption Date or Prepayment Date or the date of any Stated Maturity of any Security or of any installment of principal thereof or payment of interest thereon shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Security) payment of interest or principal, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Redemption Date or Prepayment Date or the date of such Stated Maturity and, except as provided in the provisions herein or in the Series Supplemental Indenture establishing the terms of such Security, if such payment is timely made, no interest shall accrue for the period from and after such Redemption Date or Prepayment Date or the date of such Stated Maturity (as the case may be) to the date of such payment.

         SECTION 1.13. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

         SECTION 1.14. Amendment and Restatement. This Indenture amends and restates the 1984 Indenture, and the parties hereto hereby acknowledge, consent to, approve and ratify (i) the amendment and restatement of the 1984 Indenture, as effectuated by this Indenture, including the appointment of the Trustee as successor trustee to the trustee under the 1984 Indenture (provided that (A) the provisions of Article VIII of the 1984 Indenture shall survive with respect to the 1984 Bonds and (B) the trustee under the 1984 Indenture shall continue in such capacity with respect to the 1984 Bonds), (ii) the amendment and restatement of the 1984 Lease, as effectuated by the IDB Lease Agreement, (iii) the termination as of the date hereof of the Remarketing Agreement dated as of October 30, 1987 among the IDB, the Company (as assignee) and Goldman, Sachs & Co., as remarketing agent thereunder (subject to the survival of the provisions of Sections 4 and 5 thereof), and (iv) the termination of Scott's obligations under the 1984 Indenture, the 1984 Lease, and the 1984 Bonds and the fact that Scott shall have no obligations under this Indenture, the IDB Lease Agreement or the Securities; all notices with respect to the foregoing are hereby waived.

         SECTION 1.15. Survival of Assignment Agreement. Nothing contained herein (including Section 1.14) shall be deemed or construed to restrict, waive or otherwise limit or modify the rights and obligations of any party under the Lease Assignment and Assumption Agreement dated as of December 12, 1994 between Scott and the Company (as assignee of Mobile Energy), which agreement remains in full force and effect.


                                   ARTICLE II.

                                 THE SECURITIES

         SECTION 2.1. Form of Security to be Established by Series Supplemental Indenture. The Securities of each series shall be substantially in the form (not inconsistent with this Indenture, including Section 2.5 hereof) established in the Series Supplemental Indenture relating to the Securities of such series (except the 1995 Bonds, which shall be established pursuant to Section 2.17).

         SECTION 2.2. Form of Trustee's Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

              This Security is one of the Securities referred to in
                         the within-mentioned Indenture.

                                     FIRST UNION NATIONAL BANK
                                     OF GEORGIA, as Trustee

                                     By____________________________
                                         Authorized Trust Officer

         SECTION 2.3. Amount Unlimited; Issuable in Series; Limitations on Issuance. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The provisions of this Section
2.3 shall not be deemed in any way to supersede the restrictions contained in Sections 4.16 and 4.17 of the IDB Lease Agreement.

         The Securities may be issued in one (1) or more series. There shall be established in one (1) or more Series Supplemental Indentures, prior to the issuance of Securities of any series (except the 1995 Bonds, which shall be established pursuant to Section 2.17):

                  (a) the title of the Securities of such series (which shall distinguish the Securities of such series from all other Securities) and the form or forms of Securities of such series;

                  (b) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.7, 2.8, 2.9, 6.6 or
         11.6 and except for Securities that, pursuant to Section 2.4, are deemed never to have been authenticated and delivered hereunder);

                  (c) the date or dates on which the principal of the Securities of such series is payable, the amounts of principal payable on such date or dates and the Regular Record Dates for the determination of Holders to whom principal is payable; and the date or dates on or as of which the Securities of such series shall be dated, if other than as provided in Section 2.13;

                  (d) the rate or rates at which the Securities of such series shall bear interest, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Regular Record Dates for the determination of Holders to whom interest is payable and the basis of computation of interest, if other than as provided in Section 2.13(b);

                  (e) if other than as provided in Section 9.13(a), the place or places where (i) the principal of and premium, if any, and interest on Securities of such series shall be payable, (ii) Securities of such series may be surrendered for registration of transfer or exchange and
         (iii) notices and demands to or upon the IDB in respect of the Securities of such series and this Indenture may be served;

                  (f) the price or prices at, the period or periods within, and the terms and conditions upon, which Securities of such series may be redeemed, in whole or in part, at the option of the IDB;

                  (g) the obligation, if any, of the IDB to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

              (h) if other than denominations of $100,000 and integral multiples of $5,000 in excess thereof, the denominations in which Securities of such series shall be issuable;

                  (i) if the Securities are to be issued in whole or in part in the form of one (1) or more global securities registered in the name of a clearing corporation or clearing agency registered under the Exchange Act, as depositary for such Securities, or a nominee of such clearing corporation or clearing agency, (i) the name of such depositary and any such nominee, (ii) any limitations on the rights of beneficial holders thereof to transfer or exchange the same or to obtain the registration of transfer thereof, (iii) any limitations on the rights of beneficial holders thereof to obtain certificates therefor in definitive form and
         (iv) any and all other matters incidental to such Securities;

                  (j) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture); and

                  (k) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series.

         SECTION 2.4. Authentication and Delivery of Securities. Subject to
Section 2.3 and to Sections 4.16 and 4.17 of the IDB Lease Agreement, at any time and from time to time after the execution and delivery of this Indenture, the IDB may deliver Securities of any series executed by an Authorized Officer of the IDB to the Trustee for authentication, together with an IDB Order for the authentication and delivery of such Securities, and the Trustee shall thereupon authenticate and make available for delivery such Securities in accordance with such IDB Order, without any further action by the IDB. No Security shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication, in the form provided for herein, executed by the Trustee by the manual signature of any Authorized Trust Officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon:

                  (a) an executed Series Supplemental Indenture with respect to the Securities of such series (other than the 1995 Bonds) and any amendment of the IDB Lease Agreement expressly providing that, for all purposes of this Indenture and the IDB Lease Agreement, the Tax-Exempt Project shall include any facilities being financed by the additional Securities and adjusting the payments under the IDB Lease Agreement to provide for payments by the Mobile Energy Parties of the amounts necessary to pay the principal of, premium, if any, and interest on such additional Securities;

                  (b) an Officer's Certificate of the IDB certifying (i) as to resolutions of the IDB authorizing the issuance of such Securities, the execution and delivery of this Indenture (in the case of the 1995 Bonds) and the IDB Lease Agreement and (in the case of Securities other than the 1995 Bonds) the execution and delivery of the related Series Supplemental Indenture, (ii) that all conditions precedent under this Indenture to the Trustee's authentication and delivery of such Securities have been complied with and (iii) as to the incumbency of the persons named in such Officer's Certificate;

                  (c) an Opinion of Counsel to the effect that (i) the form or forms and the terms of such Securities have been established by a Series Supplemental Indenture (or, in the case of the 1995 Bonds, by Section 2.17) as permitted by Sections 2.1 and 2.3 in accordance with the provisions of this Indenture, (ii) the Securities of such series, when authenticated and made available for delivery by the Trustee and issued by the IDB in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the IDB, enforceable against the IDB in accordance with their terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally and (B) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and the discretion of the court before which proceedings may be brought and (iii) all laws of the States of Alabama and New York and the requirements of this Indenture and the IDB Lease Agreement, in each case in respect of the execution and delivery by the IDB of such Securities, have been complied with;

                  (d) an Opinion of Counsel of Bond Counsel to the effect that the exemption from Federal income tax of the interest on the 1995 Bonds and any additional Securities theretofore issued will not be adversely affected by the issuance of the additional Securities being issued; and

                  (e) such other documents and evidence with respect to the IDB and the Mobile Energy Parties as the Trustee may reasonably request.

         Prior to the authentication and delivery of a series of Securities, the Trustee shall also receive such other funds, accounts, documents, certificates, instruments or opinions as may be required by the related Series Supplemental Indenture.

         Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the IDB, and the IDB shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the IDB, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never have been or be entitled to the benefits hereof.

         SECTION 2.5. Form and Denominations. The Securities of each series shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed, engraved, typewritten or photocopied thereon, as may be required to comply with any applicable law and the rules of any securities exchange (if any) upon which the Securities are to be listed or of any clearing corporation or clearing agency that is a Holder of such Securities in accordance with Section 2.3(i) or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the IDB or by the officers executing such Securities, such determination by said officers to be evidenced by their signing the Securities.

         The definitive Securities shall be printed, lithographed, engraved, typewritten, photocopied or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange upon which the Securities of such series are to be listed (if any) or of any clearing corporation or clearing agency that is a Holder of such Securities in accordance with Section 2.3(i), all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         All Securities of any one (1) series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

         All Securities in whole or in part in the form of one (1) or more global securities in accordance with Section 2.3(i) shall comply with the requirements of the clearing corporation or clearing agency with whom the registered form of such Security will be deposited.

         SECTION 2.6. Execution of Securities. The Securities shall be executed on behalf of the IDB by its president or any of its vice presidents and its secretary or assistant secretary under its seal reproduced thereon. The signature of any such officers on the Securities may be manual or facsimile, provided that any such signature shall be manually subscribed if so required by applicable Law.

         Securities bearing the manual or facsimile signatures of individuals who were at the time such signatures were affixed the proper officers of the IDB shall bind the IDB notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     SECTION 2.7. Temporary Securities. Pending the preparation of definitive Securities of any series, the IDB may execute, and upon receipt of an IDB Order the Trustee shall authenticate and make available for delivery, temporary Securities of such series that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the IDB will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the Corporate Trust Office or at the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one (1) or more temporary Securities of any series, the IDB shall execute and the Trustee shall authenticate and make available for delivery, in exchange therefor, definitive Securities of such series of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged such temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 2.8. Registration, Transfer and Exchange. The IDB shall cause to be kept a register that, subject to such reasonable regulations as the IDB may prescribe, shall provide for the registration of Securities and for the registration of transfers and exchanges of Securities. This register and, if there shall be more than one (1) Security Registrar, the combined registers maintained by all such Security Registrars, are herein sometimes referred to as the "Security Register." The Trustee is hereby appointed as the initial "Security Registrar" for the purpose of registering Securities.

         If a Person other than the Trustee is appointed by the IDB as Security Registrar, the IDB will give the Trustee prompt notice of the appointment of the Security Registrar, and the Trustee shall have the right to inspect the Security Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon an Officer's Certificate executed on behalf of the Security Registrar as to the names and addresses of the Holders of the Securities and the principal amounts and numbers of such Securities.

         At the option of any Holder, Securities of any series may be exchanged for other Securities of the same series to be registered in the name of such Holder, of authorized denominations and of like tenor, maturity and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency maintained for such purpose pursuant to Section 9.13(a). Whenever any Securities are so surrendered for exchange, the IDB shall execute, and the Trustee shall authenticate and make available for delivery, the Securities that the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the IDB, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the IDB and the Security Registrar or any transfer agent, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be required of any Holders participating in any transfer or exchange of Securities in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 2.7, 6.6 or
11.6 not involving any transfer.

         The Security Registrar shall not be required (a) to issue, register the transfer of or exchange any Security of any series during a period (i) beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under
Section 6.2 or 7.2 and ending at the close of business on the day of such mailing and (ii) beginning on the Regular Record Date for the Stated Maturity of any installment of principal of or payment of interest on the Securities of such series and ending on the Stated Maturity of such installment of principal or payment of interest or (b) to issue, register the transfer of or exchange any Security selected pursuant to clause (i) above for redemption in whole or in part, except the unredeemed portion of any Security selected for redemption in part.

         Notwithstanding anything herein to the contrary, any transfer of the Securities of any series may be subject to restrictions, if any, set forth in the Series Supplemental Indenture relating to such series.

          SECTION 2.9. Mutilated, Destroyed, Lost and Stolen Securities. If (a) any mutilated Security is surrendered to the Trustee, or the Security Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (b) there is delivered to the IDB, the Security Registrar and the Trustee evidence to their satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by them to save each of them harmless, the IDB shall execute and upon the IDB's request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, bearing a number not then outstanding.

         Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the IDB, upon satisfaction of the conditions set forth in clauses (a) and (b) of the immediately preceding paragraph, may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 2.9, the IDB may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

         Every new Security issued pursuant to this Section 2.9 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the IDB, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder (except as otherwise specifically provided in this Indenture and in the other Security Documents).

         The provisions of this Section 2.9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.10. Payment of Principal and Interest; Principal and Interest Rights Preserved. Principal of or interest on any Security that is payable, and is punctually paid or duly provided for, at any Stated Maturity shall be paid to the Person in whose name that Security (or one (1) or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such principal or interest. Payment of principal of and interest on the Securities of any series shall be made at the Corporate Trust Office or at the Place of Payment (or, if (i) and for so long as any Outstanding Securities are not issued in the form of one or more global securities registered in the name of a clearing corporation or clearing agency registered under the Exchange Act, as depositary for such Securities, or a nominee of such clearing corporation or clearing agency and (ii) such office is not in the Borough of Manhattan, the City of New York, at either such office or an office to be maintained in such Borough), or by check or in another manner or manners if so provided in the Series Supplemental Indenture creating the Securities of such series (or, in the case of the 1995 Bonds, in Section 2.17).

         Any principal of or interest on any Security of any series that is payable, but is not punctually paid or duly provided for, at any Stated Maturity of an installment of principal or payment of interest shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder to the extent that such defaulted principal or interest may be paid by the IDB, at its election (at the direction of the Company) in each case, as provided in paragraph (a) or paragraph (b) below:

                  (a) The IDB may elect to make payment of all or any portion of such defaulted principal or interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) in respect of which principal or interest is in default are registered at the close of business on a Special Record Date for the payment of such defaulted principal or interest, which shall be fixed in the following manner. The IDB shall notify the Trustee and the Paying Agent in writing of the amount of defaulted principal or interest proposed to be paid on each Security of such series and the date of the proposed payment, and concurrently there shall be deposited with the Trustee or the Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted principal or interest or there shall be made arrangements satisfactory to the Trustee or the Paying Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted principal or interest as provided in this paragraph. Thereupon, the Trustee shall fix a Special Record Date for the payment of such defaulted principal or interest (together with other amounts payable with respect to such defaulted principal or interest) that shall not be more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the IDB, the Company and the Security Registrar of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted principal or interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of a Security of such series at such Holder's address as it appears in the Security Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such defaulted principal or interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted principal or interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date.

               (b) The IDB may make, or cause to be made, payment of any defaulted principal or interest (together with other amounts payable with respect to such defaulted interest) in any other lawful manner not inconsistent with the requirements of any securities exchange (if any) on which the Securities in respect of which principal or interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the IDB or the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 2.10, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security, and each such Security shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such registration of transfer, exchange or replacement.

         SECTION 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Person in whose name any Security is registered shall be deemed to be the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.10) interest on such Security and (subject to Section 5.3) for all other purposes whatsoever, whether or not such Security be overdue, regardless of any notice to anyone to the contrary.

         SECTION 2.12. Cancellation. All Securities surrendered for payment, redemption, credit against any Sinking Fund payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation. The IDB may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the IDB may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.12, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the IDB unless, by IDB Request, the IDB otherwise directs.

     SECTION 2.13. Dating of Securities; Computation of Interest. (a) Except as otherwise provided in the Series Supplemental Indenture relating to the Securities of a series, each Security of such series shall be dated the date of its authentication.

         (b) Except as otherwise provided in the Series Supplemental Indenture relating to the Securities of a series, interest on the Securities of such series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period.

         SECTION 2.14. Source of Payments Limited; Rights and Liabilities of the Mobile Energy Parties. Except as otherwise specifically provided in this Indenture, the IDB Lease Agreement and the Guaranty, all payments of principal and premium, if any, and interest to be made in respect of the Securities and this Indenture shall be made only from the Tax-Exempt Indenture Securities Collateral, the payments therefrom and the income and proceeds received by the Trustee or the Collateral Agent and allocable to the Trustee therefrom pursuant to the Security Documents. Each Holder, by its acceptance of a Security, agrees that (a) it will look solely to the Tax-Exempt Indenture Securities Collateral, the payments therefrom and the income and proceeds received by the Trustee or the Collateral Agent and allocable to the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Security Documents and the Guaranty and (b) recourse shall be limited in accordance with Article XIV.

         SECTION 2.15. Parity of Securities. (a) Except as otherwise specifically provided in this Indenture and the other Security Documents, all Securities of a series issued and Outstanding hereunder rank on a parity with each other Security of the same series and with all Securities of each other series and each Security of a series shall be secured equally and ratably by this Indenture and the Security Documents with each other Security of the same series and with all Securities of each other series, without preference, priority or distinction of any one (1) thereof over any other by reason of difference in time of issuance or otherwise, and each Security of a series shall be entitled to the same benefits and security in this Indenture and the Security Documents as each other Security of the same series and with all Securities of each other series.

         (b) Notwithstanding anything herein to the contrary, the right, title and interest of the IDB in and to any Tax-Exempt Debt Service Reserve Account, including all monies contained therein or hereafter delivered to the Trustee for deposit therein and, in each case, all monies received and the right to receive monies thereunder, shall be held in a separate account in trust solely for the equal and proportionate benefit and security of the Holders from time to time of the Outstanding Securities for the benefit of whom such Tax-Exempt Debt Service Reserve Account was established.

         SECTION 2.16. Allocation of Principal and Interest. Each payment of principal of and premium, if any, and interest on each Security shall be applied, first, to the payment of accrued but unpaid interest on such Security (as well as any interest on overdue principal or, to the extent permitted by applicable Law, overdue interest) to the date of such payment, second, to the payment of the principal amount of and premium, if any, on such Security then due (including any overdue installment of principal) thereunder and, third, the balance, if any, to the payment of the principal amount of and premium, if any, on such Security remaining unpaid.

         SECTION 2.17. Authorization and Provisions for Issuance of 1995 Bonds; Application of Proceeds. (a) There is hereby created a series of Securities designated "The Industrial Development Board of the City of Mobile, Alabama Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project), Series 1995" (the "1995 Bonds"). Upon delivery of an IDB Order to the Trustee in accordance with the provisions of Section 2.4, the Trustee shall authenticate and deliver the 1995 Bonds. Such IDB Order shall specify the amount of the 1995 Bonds to be authenticated and the date on which such Securities are to be authenticated.

         (b) The 1995 Bonds shall be substantially in the form of Exhibit A and shall have and be subject to such other terms as provided in this Indenture.

         (c) Each of the 1995 Bonds shall bear interest on the unpaid principal amount thereof from time to time Outstanding from the date specified therein until such amount is paid in full at the rate of interest, and the principal amount of each of the 1995 Bonds shall be due and payable as, set forth in the form thereof.

         Payment of principal of and premium, if any, and interest on each of the 1995 Bonds shall be made, if the IDB (at the direction of the Company) so elects, by check mailed to the Holder at its registered address or otherwise as provided in Section 2.10 of this Indenture, except that the final payment of principal of any of the 1995 Bonds shall be made on the due date therefor to the accounts of the Holders thereof as such accounts shall appear in the Security Register, which shall be due and payable as set forth in the form thereof attached hereto. For so long as the 1995 Bonds are issued in the form of one (1) or more global 1995 Bonds, payment of principal of and premium, if any, and interest on such 1995 Bonds shall be made in immediately available funds by wire transfer to the clearing corporation or clearing agency acting as depositary for such global 1995 Bonds, or a nominee of such clearing corporation or clearing agency. Any other

Holder of $1,000,000 or more in aggregate principal amount of 1995 Bonds may, by delivery of a written notice to the Paying Agent, elect to have all such payments to such Holder made by wire transfer of immediately available funds to a designated account maintained in the United States (so long as the Paying Agent has received proper wire transfer instructions in writing by the Regular Record Date next preceding the date for such payment).

         The 1995 Bonds shall mature on the date set forth in the form thereof.

        (d)The 1995 Bonds are subject to optional redemption as set forth in the form thereof.

         (e) In accordance with the provisions of Section 6.3 of this Indenture, the 1995 Bonds are subject to extraordinary redemption under certain conditions, and mandatory sinking fund redemption, in each case on the terms set forth in the form thereof.

         (f) Pursuant to Section 4.28 of the IDB Lease Agreement, each of the Mobile Energy Parties has covenanted and agreed, for the benefit of the Holders of 1995 Bonds, to comply with and carry out all of the provisions of the Continuing Disclosure Agreement applicable to such Mobile Energy Party, and such covenant and agreement is incorporated herein by reference and pursuant to the assignment of the IDB's rights under the IDB Lease Agreement. Notwithstanding any other provision of this Indenture, the failure by either of the Mobile Energy Parties or the Trustee to comply with the Continuing Disclosure Agreement shall not be considered an Event of Default under this Indenture; provided, however, that the Trustee may (and, at the request of any Participating Underwriter (as defined in the Continuing Disclosure Agreement) or the Holders of at least 25% in aggregate principal amount of Outstanding 1995 Bonds, shall) or any beneficial holder of a 1995 Bond may take such actions as may be necessary and appropriate, including seeking mandamus or specific performance by court order, to cause such Mobile Energy Party or the Trustee (as the case may be) to comply with its obligations under this Section 2.17(f).

         (g) The Trustee hereby covenants and agrees that any Holder of a 1995 Bond or an owner of a beneficial interest therein or any prospective investor of a 1995 Bond may, upon reasonable notice, inspect any of the Project Documents at the Corporate Trust Office of the Trustee.

         (h) Promptly upon receipt by the Trustee (on behalf of the IDB) of the proceeds from the sale of the 1995 Bonds, the Trustee shall (i) deposit any proceeds representing accrued interest into the Tax-Exempt Indenture Securities Interest Subaccount and apply such amount to the payment of interest on the 1995 Bonds on the first Interest Payment Date and (ii) make an irrevocable transfer of the balance of such proceeds to the trustee under the 1984 Indenture, to be applied to the payment of the 1984 Bonds, within the meaning of Article VIII of the 1984 Indenture and for all other purposes of the 1984 Indenture, and thereafter to the redemption of the 1984 Bonds.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

         The IDB represents and warrants, as of the Closing Date, to the Trustee as follows:

         SECTION 3.1. Organization, Power, Authority and Status of IDB. The IDB is a public corporation duly formed, validly existing and in good standing under the laws of the State of Alabama. The IDB has complied with all of the provisions of the constitution and laws of the State of Alabama, including the Alabama Act.

         SECTION 3.2. Authorization; Enforceability; Execution and Delivery. (a) The IDB has all necessary power and authority to execute, deliver and perform its obligations under this Indenture, the Securities, the IDB Lease Agreement and each other Project Document to which it is a party, and any and all other agreements relating thereto. All action on the part of the IDB that is required for the authorization, execution, delivery and performance of this Indenture, the Securities and each other Project Document to which the IDB is a party has been duly and effectively taken.

         (b) This Indenture, the Securities and each other Project Document to which the IDB is a party has been duly executed and delivered by the IDB. Each of this Indenture, the Securities and each other Project Document to which the IDB is a party constitutes a legal, valid and binding obligation of the IDB, enforceable against it in accordance with the terms thereof, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws relating to or affecting the enforcement of creditors' rights and remedies generally and
(ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought and to public policy or Federal or state laws that may limit rights to indemnification.

         SECTION 3.3. No Conflicts; Laws and Contracts; No Default. (a) Neither the execution and delivery of this Indenture, the Securities and each other Project Document to which the IDB is a party nor the consummation of any of the transactions contemplated hereby or thereby nor performance of or compliance with the terms and conditions hereof or thereof (i) conflicts or is inconsistent with or constitutes a default under or results in the violation of the provisions of the organizational documents of the IDB, or of any other Project Document or any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which the IDB is a party or by which the IDB or any of its property or assets is bound or to which either may be subject or (ii) results in the creation or imposition of any Liens on any of the property or assets of the IDB or (other than Permitted Liens) either of the Mobile Energy Parties, or results in the acceleration of any obligation of either of the Mobile Energy Parties.

         (b) Neither the IDB nor (to the knowledge of the IDB without independent investigation) any other party to a Project Document to which the IDB is a party, to the 1984 Indenture or to the 1984 Lease is in material default in the performance of any term, covenant or obligation under such Contract and no event has occurred that with the lapse of time, notice or both could result in a default thereunder; no material force majeure event has occurred and is continuing under any Project Document to which the IDB is a party; and (to the knowledge of the IDB without independent investigation) each such Project Document is in full force and effect.

         SECTION 3.4. Litigation. There are no claims, actions, suits, investigations or proceedings at law or in equity by or before any arbitrator or any Governmental Authority now pending or (to the knowledge of the IDB without independent investigation) threatened against the IDB, or any property or other assets or rights of the IDB with respect to this Indenture, any other Project Document to which the IDB is a party or the Energy Complex, that would reasonably be expected to adversely affect the transactions contemplated hereby, the validity of, or the power of the IDB to execute and deliver, this Indenture, the Securities or any other Project Document to which the IDB is a party or the right of the IDB to finance the Tax-Exempt Project.

     SECTION 3.5. Signed Certificates. Any certificate signed by any official of the IDB and delivered to the parties hereto shall be deemed a representation and warranty by the IDB to the respective parties as to the statements made therein.


                                   ARTICLE IV.

                          TAX-EXEMPT INDENTURE ACCOUNTS

     SECTION 4.1. Establishment of Tax-Exempt Indenture Securities Account. An account designated the "Tax-Exempt Indenture Securities Account" is hereby established and created with the Trustee. The following subaccounts of the Tax-Exempt Indenture Securities Account are hereby established and created with the
Trustee: (a) "Tax-Exempt Indenture Securities Interest Subaccount"; (b) "Tax-Exempt Indenture Securities Principal Subaccount"; and (c) "Tax-Exempt Indenture Securities Redemption Subaccount."

         SECTION 4.2. Payments into Tax-Exempt Indenture Securities Account. The Tax-Exempt Indenture Securities Account shall be funded with (a) monies transferred by the Collateral Agent from the Revenue Account pursuant to Sections 3.11(e)(iii) of the Intercreditor Agreement, (b) monies transferred by the Collateral Agent from the Maintenance Reserve Account pursuant to Section 3.5(c) of the Intercreditor Agreement, (c) monies transferred by the Collateral Agent from the Distribution Account pursuant to Section 3.8(b) of the Intercreditor Agreement, (d) monies transferred by the Collateral Agent from the Subordinated Fee Account pursuant to Section 3.7(b) of the Intercreditor Agreement, (e) monies transferred by the Collateral Agent from the Subordinated Debt Account pursuant to Section 3.6(b) of the Intercreditor Agreement, (f) Loss Proceeds transferred by the Collateral Agent from the Loss Proceeds Account pursuant to Section 3.10 of the Intercreditor Agreement and (g) monies on deposit in the Mill Owner Maintenance Reserve Account used pursuant to the proviso contained in Section 4.29 of the IDB Lease Agreement. The Trustee shall deposit all monies received by it for (i) payment of interest on the Securities at Stated Maturity into the Tax-Exempt Indenture Securities Interest Subaccount,
(ii) payment of principal of the Securities at Stated Maturity into the Tax-Exempt Indenture Securities Principal Subaccount and (iii) redemption of Securities other than at Stated Maturity into the Tax-Exempt Indenture Securities Redemption Subaccount, in each case as specified in the Officer's Certificate of the Company delivered pursuant to Section 3.11 of the Intercreditor Agreement (which the Company shall deliver to the Trustee) and in each case for disbursement in accordance with Section 4.3.

         SECTION 4.3. Application of Funds in Tax-Exempt Indenture Securities Account. (a) The Trustee is hereby authorized and directed to disburse from (i) the Tax-Exempt Indenture Securities Interest Subaccount, the amount required to pay interest on Securities when due (whether on an Interest Payment Date or at any other Stated Maturity, but not on any Redemption Date or Prepayment Date),
(ii) the Tax-Exempt Indenture Securities Principal Subaccount, the amount required to pay principal of the Securities when due (whether on a Principal Payment Date or at any other Stated Maturity, but not on any Redemption Date or Prepayment Date) and (iii) the Tax-Exempt Indenture Securities Redemption Subaccount, the amount required to pay principal of and premium, if any, and interest on the Securities when due otherwise than at Stated Maturity (whether upon acceleration or on any Redemption Date or Prepayment Date); provided, however, that if there are insufficient monies in (A) the Tax-Exempt Indenture Securities Interest Subaccount to pay the interest then due on the Securities, then the Trustee shall, in the following order of priority: first, transfer monies on deposit in the Tax-Exempt Indenture Securities Redemption Subaccount and, second, transfer monies on deposit in the Tax-Exempt Indenture Securities Principal Subaccount to the Tax-Exempt Indenture Securities Interest Subaccount to be applied to make such payment, (B) the Tax-Exempt Indenture Securities Principal Subaccount to pay the principal then due on the Securities, then the Trustee shall transfer monies on deposit in the Tax-Exempt Indenture Securities Redemption Subaccount to the Tax-Exempt Indenture Securities Principal Subaccount to be applied to make such payment and (C) the Tax-Exempt Indenture Securities Redemption Subaccount to pay the principal of and premium, if any, and interest on the Securities then due upon acceleration or on any Redemption Date or Prepayment Date, then the Trustee shall transfer monies on deposit in the Tax-Exempt Indenture Securities Principal Subaccount and the Tax-Exempt Indenture Securities Interest Subaccount (but only, in each case, to the extent such monies are in excess of the amount necessary for payment of principal of and interest on the Securities not being redeemed or prepaid) to be applied to make such payment.

         SECTION 4.4. Establishment of 1995 Bond Tax-Exempt Debt Service Reserve Account. (a) An account designated the "1995 Bond Tax-Exempt Debt Service Reserve Account" is hereby established and created with the Trustee for the benefit of the Holders of the 1995 Bonds.

         (b) The Tax-Exempt Debt Service Reserve Account Required Balance in respect of the 1995 Bond Tax-Exempt Debt Service Reserve Account shall be an amount equal to $5,908,000. The 1995 Bond Tax-Exempt Debt Service Reserve Account shall be funded on the Closing Date in an amount equal to such Tax-Exempt Debt Service Reserve Account Required Balance.

         SECTION 4.5. Payments into Tax-Exempt Debt Service Reserve Accounts. Subject to Section 4.7, each Tax-Exempt Debt Service Reserve Account (if any) shall be funded (a) with monies to be deposited therein on the date of original issuance of any Securities for whose benefit any such Tax-Exempt Debt Service Reserve Account was established and created, in accordance with the Series Supplemental Indenture establishing such Securities (except the 1995 Bonds, in which case in accordance with Section 4.4), and (b) with monies to be transferred thereto by the Collateral Agent pursuant to Section 3.11(g)(ii) of the Intercreditor Agreement, in the case of clauses (a) and (b) above, to the extent necessary so that the amount of monies, together with the Available Amount under any Reserve Account Letter of Credit, then on deposit in such Tax-Exempt Debt Service Reserve Account shall be equal to the Tax-Exempt Debt Service Reserve Account Required Balance in respect of such Tax-Exempt Debt Service Reserve Account.

         SECTION 4.6. Application of Funds in Tax-Exempt Debt Service Reserve Accounts. If, following the application of monies on deposit in the Tax-Exempt Indenture Securities Account in accordance with Section 4.3, amounts are due and owing in respect of principal of or premium, if any, or interest on any Securities for whose benefit a Tax-Exempt Debt Service Reserve Account was established and created, in accordance with the Series Supplemental Indenture establishing such Securities (except the 1995 Bonds, in which case in accordance with Section 4.4), the Trustee shall, in the following order of priority: first, apply monies then on deposit in such Tax-Exempt Debt Service Reserve Account; and, second, draw upon any Reserve Account Letter of Credit on deposit in such Tax-Exempt Debt Service Reserve Account pursuant to Section 4.7(d) in an amount up to the Available Amount thereunder and apply the monies in respect thereof, in each case, directly to the payment (to the extent necessary) of such amounts due and owing in respect of such Securities; provided, however, that, prior to a Trigger Event, if an Event of Default has occurred and is then continuing, the Trustee shall provide notice thereof to the Collateral Agent, and the Collateral Agent shall (to the extent necessary), in the following order of priority, transfer monies on deposit in the Distribution Account, the Subordinated Fee Account and the Subordinated Debt Account (including then Available Amounts under any Reserve Account Security on deposit therein) in accordance with and subject to Sections 3.8, 3.7 and 3.6, respectively, of the Intercreditor Agreement, to the Trustee for application to the payment of such amounts due and payable in respect of such Securities, prior to the application of monies pursuant to clauses first and second above. Notwithstanding anything in this Agreement or any other Financing Document to the contrary, the Trustee is hereby authorized and directed to transfer monies on deposit in any Tax-Exempt Debt Service Reserve

Account (together with then Available Amounts under any Reserve Account Letter of Credit deposited therein) into a segregated account to be held by the Trustee for the purpose of paying any amount required to be rebated to the United States government pursuant to Section 148 of the Code in connection with any series of the Securities. The Company shall comply with Article IX of the Company's Tax and Non-Arbitrage Certification dated August 24, 1995. Unless the Trustee shall have received an Officer's Certificate of the Company, not later than thirty
(30) days after each installment computation date (as defined in such Tax and Non-Arbitrage Certification), specifying the amount of such rebate, and the calculation thereof, that would be required to be so paid, the Trustee is hereby authorized and directed to employ such Person or Persons, which shall be expert in such matters, as it may reasonably select, for the purpose of making such calculations.

         SECTION 4.7. Reserve Account Letter of Credit. (a) Subject to Section 4.7(c), the IDB shall not be required at any time to deposit any monies into any Tax-Exempt Debt Service Reserve Account, and the Company shall be entitled from time to time to withdraw monies on deposit in such Tax-Exempt Debt Service Reserve Account, provided that and for so long as one (1) or more Reserve Account Letters of Credit having an Available Amount thereunder equal to the amount of such monies otherwise required to be and not so deposited or the amount of such monies so withdrawn (as the case may be) shall have been delivered to the Trustee, at or prior to such time, for deposit into such Tax-Exempt Debt Service Reserve Account. At the time of any such deposit, the Trustee shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon, an Opinion of Counsel to the effect that such Reserve Account Letter of Credit (i) is permitted by this Section 4.7 and has been delivered in accordance with the provisions hereof, (ii) has been duly authorized, executed and delivered by the provider thereof and (iii) constitutes a legal, valid and binding obligation of such provider, enforceable against such provider in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally as such laws would apply in the event of a bankruptcy, insolvency or reorganization of, or other similar occurrence with respect to, such provider and (B) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) or other customary qualifications and limitations. The Company may from time to time, at its discretion, replace or reduce the Available Amount (in whole or in part) under any Reserve Account Letter of Credit on deposit in any Tax-Exempt Debt Service Reserve Account with one (1) or more other Reserve Account Letters of Credit having an Available Amount thereunder, or with monies in an amount, equal to the Available Amount so replaced or reduced.

         (b) Each Reserve Account Letter of Credit on deposit in any Tax-Exempt Debt Service Reserve Account shall provide that not less than forty-five (45) days prior to the occurrence of a Termination Event with respect to such Reserve Account Letter of Credit, the provider thereof shall deliver written notice to the Trustee and the Company of such occurrence. The Company shall provide notice to the Trustee of the occurrence of any Credit Standard Event or Default Event within three (3) Business Days of its actual or constructive knowledge of the event giving rise to such occurrence.

         (c) If (in lieu of any monies required to be deposited into, or in replacement of monies or one (1) or more other Reserve Account Letters of Credit on deposit in, any Tax-Exempt Debt Service Reserve Account) any Reserve Account Letter of Credit is on deposit in such Tax-Exempt Debt Service Reserve Account pursuant to Section 4.7(a), then, immediately upon the occurrence of a Required Deposit Event with respect to such Reserve Account Letter of Credit, the Company agrees to deposit into such Tax-Exempt Debt Service Reserve Account an amount of monies equal to the Required Deposit with respect to such Required Deposit Event.

         (d) If the Company fails to make any Required Deposit pursuant to
Section 4.6(c) as and when due, then the Trustee shall, and is hereby authorized and directed to, draw upon any such Reserve Account Letter of Credit in an amount equal to the amount of such Required Deposit that the Company so failed to deposit; provided, however, that, if a Required Deposit Event occurs at a time when more than one (1) Reserve Account Letter of Credit is on deposit in such Tax-Exempt Debt Service Reserve Account, the Trustee may elect, subject to
Section 4.6, the order in which the Trustee shall draw upon such Reserve Account Letters of Credit. Any amounts drawn by the Trustee under any Reserve Account Letter of Credit on deposit in any Tax-Exempt Debt Service Reserve Account shall be deposited into such Tax-Exempt Debt Service Reserve Account. The Company's obligations under Section 4.7(c) shall be satisfied to the extent of any such deposit.

         SECTION 4.8. Investment of Monies in the Tax-Exempt Indenture Accounts.
(a) Amounts deposited in the Tax-Exempt Indenture Accounts, at the written request and direction of the Company, shall be invested by the Trustee in Permitted Investments. Such Permitted Investments shall mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in this Indenture. Net interest or gain received from such Permitted Investments shall remain in the respective subaccounts of the Tax-Exempt Indenture Securities Account and in each Tax-Exempt Debt Service Reserve Account (if any) pending application as provided in this Indenture, provided that (i) to the extent that monies on deposit in any Tax- Exempt Debt Service Reserve Account (together with then Available Amounts under any Reserve Account Letter of Credit deposited therein) exceed the Tax-Exempt Debt Service Reserve Account Required Balance therefor, such monies shall be transferred to the Collateral Agent for deposit into the Revenue Account and (ii) net interest on monies deposited into the Tax-Exempt Indenture Securities Account Principal Subaccount shall be transferred to the Tax-Exempt Indenture Securities Account Interest Subaccount immediately prior to each Monthly Transfer Date. In the event monies are required for payment of any amounts to be paid by the Trustee pursuant to Article VI in respect of any series of Securities and for any payment of the principal of or premium, if any, or interest on any series of Securities, the Trustee shall, at the written request and direction of the Company, sell such Permitted Investments as required to restore to cash such amounts as are needed for any such payments. Absent written instructions from the Company, the Trustee shall invest the amounts held in the Tax-Exempt Indenture Securities Account and each Tax-Exempt Debt Service Reserve Account in Permitted Investments described in clause (a) of the definition thereof. All such Permitted Investments shall be made in the name of the Trustee (it being understood and agreed that the Trustee shall not be responsible for losses in respect thereof) and shall be made in such manner as to preserve the Lien of this Indenture thereon. The Trustee shall maintain records reflecting the interest of each Tax-Exempt Indenture Account in such Permitted Investments.

         (b) In computing the amount in any Tax-Exempt Indenture Account (or any other separate account or fund created under the provisions of, and for any purpose provided in, this Indenture), each Permitted Investment on deposit therein shall be valued at the fair value thereof, including accrued interest thereon. On the Business Day immediately preceding each Monthly Transfer Date and the date of any withdrawal of monies on deposit in any Tax-Exempt Indenture Account, the Trustee shall so value each Permitted Investment on deposit in such Tax-Exempt Indenture Account and, promptly thereafter, shall notify the Company, the Collateral Agent and the Independent Engineer as to the amount of any deficiency or surplus in such Tax-Exempt Indenture Account as of such date based upon such valuation.

         (c) In addition to the records referenced above, the Trustee shall keep and retain or cause to be kept and retained, until at least six (6) years after the discharge and retirement of the Securities, whether at maturity, redemption or acceleration, the following records with respect to Permitted Investments:
(i)
purchase price, (ii) purchase date, (iii) type of investment, (iv) accrued interest paid, (v) interest rate (if applicable), (vi) principal amount, (vii) maturity date, (viii) interest payment date (if applicable), (ix) date of liquidation and (x) receipt upon liquidation. If any investment is retained following the date the last Security is retired, the records required to be kept by the Trustee shall include the fair value of such investment on the date the last Security is retired. Amounts shall be segregated wherever held in order to maintain the foregoing records.

         SECTION 4.9. Monies to be Held in Trust. All monies required to be deposited with or paid to the Trustee for the account of any Tax-Exempt Indenture Account under any provision of this Indenture and all investments made therewith, and all investments made therewith, and all monies withdrawn from any Tax-Exempt Indenture Account and held by the Trustee or any Paying Agent, shall be held by the Trustee or the Paying Agent in trust, and while so held shall be held in trust for the Holders of the Securities.

         SECTION 4.10. Dominion and Control. The IDB hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in any Tax-Exempt Indenture Account and grants the Trustee (acting on behalf of the Holders of the Securities) sole dominion and control over such amounts. Neither the Mobile Energy Parties nor the IDB shall have the right to withdraw monies from any Tax-Exempt Indenture Account hereunder.


                                   ARTICLE V.

                                    COVENANTS

         The IDB hereby covenants and agrees that so long as this Indenture is in effect and any Securities remain Outstanding:

     SECTION 5.1. Payment of Principal, Premium, if any, and Interest. The IDB shall duly and punctually pay, or cause to be paid, the principal of and premium, if any, and interest on, and all other amounts payable in respect of, the Securities of each series in accordance with their terms and the terms of this Indenture and (other than in the case of the 1995 Bonds) of the related Series Supplemental Indenture, provided that the principal of and premium, if any, and interest on the Securities are payable by the IDB solely and only from the Tax-Exempt Indenture Securities Collateral. The Securities are not general obligations of the IDB but are limited obligations payable solely and only from the Tax-Exempt Indenture Securities Collateral.

         SECTION 5.2. Performance of Covenants by IDB. The IDB covenants and agrees that it will faithfully perform at all times any and all covenants, undertakings and provisions contained in this Indenture, in any and every Security executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto, and that it will diligently enforce the performance of any and all covenants, undertakings and provisions of the Mobile Energy Parties contained in the IDB Lease Agreement.

         SECTION 5.3. Rights Under IDB Lease Agreement. The IDB Lease Agreement sets forth the covenants and obligations of the IDB and the Mobile Energy Parties, including provisions to the effect that, subsequent to the issuance of the Securities and prior to the payment in full or provision for payment thereof in accordance with the provisions hereof, the IDB Lease Agreement (except as expressly provided therein) may not be effectively terminated, amended, supplemented, waived or otherwise modified without the concurring written consent of the Trustee, and reference is hereby made to the IDB Lease Agreement for a detailed statement of such covenants and obligations of the Mobile Energy Parties, and the IDB agrees that the Trustee in its name or (to the extent required by Law) in the name of the IDB, may enforce all rights of the IDB and all obligations of the Mobile Energy Parties, under and pursuant to the IDB Lease Agreement for and on behalf of the Holders of Securities, whether or not the IDB is in default hereunder. The IDB shall cooperate with the Trustee in enforcing the obligations of the Mobile Energy Parties to pay or cause to be paid all amounts payable by the Mobile Energy Parties under the IDB Lease Agreement.

         SECTION 5.4. Arbitrage and Tax Covenants. The IDB shall not knowingly use or permit the use of any proceeds of Securities or any other funds of the IDB, directly or indirectly, to acquire any securities or obligations, and shall not knowingly use or permit the use of any revenues of the IDB from the IDB Lease Agreement in any manner, and shall not knowingly take or permit to be taken any other action or actions, that would cause any Security to be an "arbitrage bond" within the meaning of Section 148 of the Code, or that would otherwise cause interest on the Securities to become subject to Federal income tax. The IDB, at the direction of the Company, shall comply with all applicable provisions of Section 148 of the Code.

         The IDB shall at all times do and perform all acts reasonably requested by the Company or the Trustee and things permitted by Law and necessary or desirable in order to assure that interest paid by the IDB on the Securities shall, for the purposes of Federal income tax, be exempt from all income taxation under any valid provision of Law.

         SECTION 5.5. No Disposition of Tax-Exempt Indenture Securities Collateral. Except as permitted by this Indenture, the IDB Lease Agreement, the Intercreditor Agreement, the Mortgage, the Security Agreement or the Recognition Agreement relating to the 1995 Bonds, the IDB shall not sell, lease, pledge, assign or otherwise encumber or dispose of its interest in the Tax-Exempt Indenture Securities Collateral and will promptly pay or cause to be discharged (but solely from the Tax-Exempt Indenture Securities Collateral), or make adequate provision in the judgment of the Trustee to discharge, any lien or charge on any part thereof not permitted hereby.

         SECTION 5.6. Access to Books. All books and documents in the possession of the IDB relating to the Tax-Exempt Project, the revenues of the IDB from the IDB Lease Agreement, and the Tax-Exempt Indenture Securities Collateral shall at all reasonable times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

         SECTION 5.7. Covenant to Perform Further Acts. The IDB covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better pledging unto the Trustee all and singular the rental payments under the IDB Lease Agreement and any other income, monies, rights and properties pledged hereby to the payment of the principal of and interest and premium, if any, on the Securities.

         SECTION 5.8. Enforcement of Duties and Obligations of Mobile Energy Parties. The IDB shall take all legally available action to cause the Mobile Energy Parties to fully perform all duties and acts and fully comply with the covenants of the Mobile Energy Parties imposed by the Lease Documents in the manner and at the times provided therein. So long as no Event of Default hereunder shall have occurred and be continuing, the IDB may exercise all its rights under the Lease Documents, but the IDB shall not amend any of the same so as to diminish the amounts payable thereunder or otherwise so as to adversely affect the IDB's ability to perform its covenants under this Indenture.

     SECTION 5.9. Further Assurances. The IDB shall not enter into any Contract or take any action by which the rights of the Trustee or the Holders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

         SECTION 5.10. Filing and Recording. The IDB, at the expense of the Company, shall cause all documents, statements, memoranda or other instruments to be registered, filed or recorded in such manner and at such places as may be required by law fully to protect the security of the Holders and the right, title and interest of the Trustee in and to any monies or securities held hereunder or any part thereof (including any refilings, continuation statements or such other documents as may be required).

         SECTION 5.11. Trustee's Obligations. (a) The Trustee covenants and agrees that, as assignee of the rights of the IDB under the IDB Lease Agreement, it will not suffer, permit or take any action or do anything or fail to take any action or fail to do anything that may result in the termination of the IDB Lease Agreement prior to its stated expiration date so long as any Security is Outstanding; that it will fulfill its obligations (as assignee of the IDB) and will require the Mobile Energy Parties to perform punctually the duties and obligations of the Mobile Energy Parties under the IDB Lease Agreement and will otherwise administer the IDB Lease Agreement in accordance with its terms and assure the continued ownership, operation, management, repair and maintenance of the Tax-Exempt Project by the Company and the Company's payment of the rental payments thereunder and the costs and expenses of ownership, operation, management, repair and maintenance of the Tax-Exempt Project, all in accordance with the terms of the IDB Lease Agreement; that (as assignee of the IDB) it will not terminate the IDB Lease Agreement or cause it to be terminated except in strict accordance with the terms thereof; that it will not agree to any termination, amendment, supplement, waiver or other modification of or to the IDB Lease Agreement except by supplemental Contract duly executed by the Mobile Energy Parties and the IDB and upon the further terms and conditions set forth in Article XI of this Indenture; and that (as assignee of the IDB), except as expressly provided in the IDB Lease Agreement and herein, it will not agree to any abatement, reduction, abrogation, waiver, diminution or other modification in any manner or to any extent whatsoever of the obligation of the Mobile Energy Parties or any successor under the IDB Lease Agreement to pay the rental payments to meet its other obligations as provided in the IDB Lease Agreement.

         (b) The Trustee covenants and agrees that it will undertake to enforce to the extent reasonably practicable and necessary for and on behalf of the IDB the obligations of the Mobile Energy Parties to the IDB and the Trustee under the IDB Lease Agreement.

         (c) The IDB covenants that it will promptly notify the Trustee of any actual or alleged Event of Default, whether by the IDB or the Mobile Energy Parties, of which it is aware, and will further notify the Trustee at least thirty (30) days before the proposed date of effectiveness thereof of any proposed termination or amendment of the IDB Lease Agreement.


                                   ARTICLE VI.

                     REDEMPTION AND PREPAYMENT OF SECURITIES

         SECTION 6.1. Applicability of Article. Securities of any series that are subject to redemption or prepayment before their Stated Maturity (or, if the principal of the Securities of any series is payable in installments, the Stated Maturity of the final installment of the principal thereof) shall be redeemed or prepaid in accordance with their terms and (except as otherwise specified in the Series Supplemental Indenture creating such series) in accordance with this
Article VI.

     SECTION 6.2. Election to Redeem or Prepay; Notice to Trustee. The election or requirement of the IDB to redeem or prepay any Securities otherwise than through a Sinking Fund shall be evidenced by an IDB Order. If the IDB determines (at the direction of the Company) or is required to redeem or prepay any Securities, the IDB (or the Company on behalf of the IDB) shall, at least fifteen (15) days prior to the date upon which notice of redemption or prepayment is required to be given to the Holders pursuant to Section 6.4 hereof (unless a shorter notice period shall be satisfactory to the Trustee), deliver to the Trustee an IDB Order specifying the date on which such redemption or prepayment shall occur (a "Redemption Date" or "Prepayment Date," as the case may be) and the series and principal amount of Securities to be redeemed or prepaid. In the case of any redemption or prepayment of Securities (a) prior to the expiration of any restriction on such redemption or prepayment provided in the terms of such Securities, the Series Supplemental Indenture relating thereto or elsewhere in this Indenture or (b) pursuant to an election of the IDB (at the direction of the Company) that is subject to a condition specified in the terms of such Securities or in the Series Supplemental Indenture relating thereto, the IDB (or the Company on behalf of the IDB) shall furnish the Trustee with an Officer's Certificate and Opinion of Counsel evidencing compliance with such restriction or condition.

         SECTION 6.3. Optional Redemption; Extraordinary Redemption; Prepayment; Selection of Securities to Be Redeemed or Prepaid. (a) The Securities of any series shall be subject to redemption from time to time at the option of the IDB (at the direction of the Company) only as provided in the terms of such Securities or in the Series Supplemental Indenture relating thereto.

         (b) Unless otherwise provided in the terms of such Securities or in a Series Supplemental Indenture, all Outstanding Securities shall be redeemed prior to maturity, as a whole, at a redemption price equal to the principal amount thereof, together with any interest on the principal amount of the Securities accrued to the Redemption Date, upon an Event of Loss or an Event of Eminent Domain if (i) the determination is made in accordance with Section 3.10(c) of the Intercreditor Agreement that neither the Energy Complex nor any portion thereof can be rebuilt, repaired, restored or replaced with a Replacement Facility (subject to the conditions specified in the Intercreditor Agreement) or that the Loss Proceeds with respect thereto, together with Additional Available Proceeds, are not sufficient to permit such rebuilding, repair, restoration or replacement or (ii) if (A) the monies on deposit in the Loss Proceeds Account, including all Additional Available Proceeds, are sufficient to redeem all Senior Debt, (B) all or substantially all of the Energy Complex is destroyed or otherwise rendered unfit for normal use or is the subject of a compulsory transfer or taking or transfer under threat of a compulsory transfer or taking, (C) the Company elects not to rebuild, repair, restore or replace the Energy Complex and (D) the Company provides an Officer's Certificate to the Trustee and the Collateral Agent certifying that the Company is not otherwise required under the Master Operating Agreement or the Lease to rebuild, repair, restore or replace the Energy Complex, or to apply Loss Proceeds to the rebuilding, repairing, restoration or replacement of the Energy Complex (which certification shall be confirmed by an Opinion of Counsel to such effect). All Loss Proceeds received by the Trustee from the Collateral Agent pursuant to Section 6.2(a) of the Intercreditor Agreement with respect to such Event of Loss or Event of Eminent Domain (as the case may be) shall be deposited into the Tax-Exempt Indenture Securities Redemption Subaccount and applied by the Trustee to the redemption of all Outstanding Securities pursuant to this
Section 6.3(b).

         Any redemption pursuant to this Section 6.3(b) shall be made within ninety (90) days after the receipt by the Trustee of the Excess Loss Proceeds from the Collateral Agent.

         (c) The Outstanding Securities shall be partially redeemed, ratably among, and by lot within, all outstanding series and maturities, prior to maturity at a redemption price equal to the principal amount thereof, together with any interest on the principal amount of the Outstanding Securities accrued to the Redemption Date, upon completion of the rebuilding, repair, restoration or replacement of the Energy Complex following an Event of Loss or an Event of Eminent Domain where a determination is made that the Energy Complex or any portion thereof can be rebuilt, repaired, restored or replaced with a Replacement Facility and that the Company has sufficient monies available for such rebuilding, repair, restoration or replacement. The foregoing provisions of this Section 6.3(c) may be altered in a Series Supplemental Indenture, but such altered provisions shall not be effective while any Securities Outstanding as of the date of such Series Supplemental Indenture remain outstanding.

         The aggregate amount of Securities to be redeemed shall be equal to the Tax-Exempt Indenture Distribution Amount transferred to the Trustee for such purpose pursuant to Section 6.2(b)(iii) of the Intercreditor Agreement. All Excess Loss Proceeds so transferred to the Trustee shall be deposited into the Tax-Exempt Indenture Securities Redemption Subaccount and applied by the Trustee to the redemption of such Securities pursuant to this Section 6.3(c); provided, however, that, to the extent that any of such Excess Loss Proceeds is transferred to the Trustee pursuant to clause (B) of the last sentence of
Section 6.2(b) of the Intercreditor Agreement, the Trustee shall deposit such Excess Loss Proceeds into the Tax-Exempt Indenture Securities Principal Subaccount to be applied to the payment or redemption of Securities at the earliest date permitted by the terms thereof.

         Any redemption pursuant to this Section 6.3(c) shall be made within ninety (90) days after the receipt by the Trustee of such Excess Loss Proceeds (other than any such Excess Loss Proceeds transferred to the Indenture Securities Principal Subaccount).

         (d) Except as otherwise specified herein, in the terms of the Securities of any series or in the Series Supplemental Indenture relating to such Securities, if less than all the Securities of such series are to be redeemed or prepaid pursuant to Section 6.3(a), the particular Securities of such series to be redeemed or prepaid shall be selected by the Trustee from the Outstanding Securities of such series not previously called for redemption or prepayment in whole, by such method (including by lot) as the Trustee shall deem fair and appropriate.

         (e) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption or prepayment and, in the case of any Securities to be redeemed or prepaid in part, the principal amount thereof to be redeemed or prepaid.

         (f) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption or prepayment of Securities shall relate, in the case of any Securities redeemed or prepaid or to be redeemed or prepaid only in part, to the portion of the principal amount of such Securities that has been or is to be redeemed or prepaid.

         SECTION 6.4. Notice of Redemption or Prepayment. Except as otherwise specified in the Series Supplemental Indenture relating to the Securities of a series, or in the terms of the Securities of any series, to be redeemed or prepaid, notice of redemption or prepayment (including any Sinking Fund redemption pursuant to Article VII hereof) shall be given in the manner provided in Section 1.6 to the Holders of Securities of such series to be redeemed or prepaid at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date or Prepayment Date (as the case may be). All notices of redemption or prepayment shall state:

          (a)  the Redemption Date or Prepayment Date (as the case may be);

          (b)  the premium payable on redemption or prepayment, if any;

          (c) if less than all the Outstanding Securities of any series are to be redeemed or prepaid in whole, (i) the particular Securities of such series to be redeemed or prepaid in whole, (ii) the portion of the principal amount of each Security of such series to be redeemed or prepaid in part and (iii) that, on and after the Redemption Date or Prepayment Date (as the case may be), upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the remaining unpaid principal amount thereof will be issued;

          (d) that on the Redemption Date or Prepayment Date (as the case may be), interest on the Securities of such series to be redeemed or prepaid will cease to accrue on and after such date;

          (e) the Place or Places of Payment where such Securities are to be surrendered for payment of the amount in respect of such redemption or prepayment; and

          (f)  that such redemption is for a Sinking Fund, if such is the case.

         In addition to the notice described above, each notice of redemption shall be sent two (2) Business Days prior to such notice by telecopy or telefax to the registered securities depository holding any global securities if the Securities are in book-entry form, and each of the registered securities depositaries then in the business of holding substantial amounts of obligations similar to the Securities (such depositaries as of the date hereof consisting of The Depository Trust Company, New York, New York, Midwest Securities Trust Company, Chicago, Illinois and Philadelphia Depository Trust Company, Philadelphia, Pennsylvania) and to two (2) or more national information services that disseminate notices of redemption of obligations such as the Securities (such as Financial Information, Inc.'s Financial Daily Called Bond Service, Kenny Information Service's Called Bond Service, Bloomberg Financial Markets Commodities News, Moody's Municipal and Government Called Bond Record and Standard & Poor's Called Bond Service).

         Notice of redemption of Securities to be redeemed at the election of the IDB shall be given by the Trustee in the name of the IDB and at the expense of the Company. The Company shall provide the Trustee with a copy of the form of notice of redemption or prepayment of the Securities at the time the Company directs the IDB with respect to such redemption or prepayment pursuant to
Section 6.2 hereof.

         SECTION 6.5. Securities Payable on Redemption Date or Prepayment Date. Notice of redemption or prepayment (as the case may be) having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed or prepaid shall, on the Redemption Date or Prepayment Date (as the case may be), become due and payable, and from and after such date such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption or prepayment in accordance with such notice, an amount in respect of such Security or portion thereof shall be paid as provided therein; provided, however, that any payment of interest on any Security the Stated Maturity of which payment is on or prior to the Redemption Date or Prepayment Date (as the case may be) shall be payable to the Holder of such Security, or one (1) or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 2.10. If any Security called for redemption or prepayment shall not be so paid upon surrender thereof for redemption or repayment (as the case may be), the principal of and premium, if any, and interest on such Security shall, until paid, bear interest from the Redemption Date or the Prepayment Date (as the case may be) at the rate prescribed in the Security.

         SECTION 6.6. Securities Redeemed or Prepaid in Part. Any Security that is to be redeemed or prepaid only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Mobile Energy Parties shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the remaining unpaid principal amount of the Security so surrendered.

         SECTION 6.7. Determination of Taxability. In the case of the 1995 Bonds and any other Securities (excluding any Securities in respect of which no opinion of Bond Counsel was delivered at the time of original issuance to the effect that interest thereon is exempt from Federal income taxation), if the Trustee receives written notice from any Holder or beneficial holder of a Security to the effect that (i) such Holder or beneficial holder of a Security has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any such Security in the gross income of such Holder or beneficial holder, which the Trustee determines may lead to a Determination of Taxability (for any of the reasons described in the definition thereof, or because of institution of proceedings against such Holder or beneficial holder or otherwise) and (ii) such Holder or beneficial holder will afford the Trustee the opportunity to contest the same in accordance with the procedures set forth in the definition of Determination of Taxability, either directly or in the name of such Holder or beneficial holder, and until a conclusion of any appellate review, if sought, and the Trustee has received a copy of the notice described in clause (i), then the Trustee shall promptly give notice thereof to the Mobile Energy Parties, the IDB, the Collateral Agent and the Indenture Trustee and to each Holder and each beneficial holder of Securities. The Trustee shall thereafter coordinate any similar requests or notices it may receive or may have received from other Holder or beneficial holders of Securities and shall monitor the progress of any administrative proceedings or litigation with respect thereto.


                                  ARTICLE VII.

                                  SINKING FUNDS

         SECTION 7.1. Applicability of Article. The provisions of this Article VII shall be applicable to any sinking fund for the retirement of the Securities of any series except as otherwise specified in the Series Supplemental Indenture creating the Securities of such series or in the terms of the Securities of any series.

         SECTION 7.2. Sinking Funds for Securities. Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Securities of the series created thereby (hereinafter called a "Sinking Fund") in accordance with which the IDB will be required to redeem on the dates set forth therein (hereinafter called "Sinking Fund Redemption Dates") Securities of principal amounts set forth therein (hereinafter called "Sinking Fund Requirements").

         Except as otherwise specified in the Series Supplemental Indenture relating to the Securities of a series (except the 1995 Bonds, in which case in Section 2.17), the particular Securities of such series, if any, to be redeemed through a Sinking Fund shall be selected in the manner provided in Section 6.3(d), and notice of such redemption shall be given in the manner provided in
Section 6.4.

                                  ARTICLE VIII.

                           EVENTS OF DEFAULT; REMEDIES

         SECTION 8.1. Events of Default. The term "Event of Default," whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or come about or be affected by operation of law, or be pursuant to or in compliance with any applicable Law), and such event shall continue to be an Event of Default if and for so long as it shall not have been remedied:

               (a) the IDB shall fail to pay any principal of or premium, if any, or interest on any Security when the same becomes due and payable, whether by scheduled maturity or required prepayment or by acceleration or otherwise, for fifteen (15) or more days; or

               (b) an "Event of Default" under the IDB Lease Agreement shall have occurred and be continuing; or

               (c) the IDB shall fail to perform or observe any material covenant or agreement to be performed or observed by it under the provisions of this Indenture (other than those referred to in Section 8.1(a)) and such failure shall continue uncured for thirty (30) or more days after the IDB and the Company have been given notice in writing of such failure; provided, however, that if (and for so long as a representative of the IDB certifies (or, in lieu thereof, an Authorized Officer of the Company provides an Officer's Certificate certifying) that) (i) such failure is capable of being remedied and the IDB or the Company is diligently attempting to remedy such failure and (ii) no other Event of Default has occurred and is continuing, then the IDB or the Company, as applicable, may continue to effect such cure of the default for an additional one hundred eighty (180) days.

     SECTION 8.2. Enforcement of Remedies. (a) If one (1) or more Events of Default shall have occurred and be continuing, then:

                  (i) in the case of an Event of Default described in Section 8.1(b) that arises from an "Event of Default" under the IDB Lease Agreement described in Section 7.1(n) thereof (an "Automatic Acceleration Default"), the entire principal amounts of the Securities Outstanding, all interest accrued and unpaid thereon, and all premium and other amounts payable under the Securities and this Indenture, if any, shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived; or

                  (ii) (A) in the case of an Event of Default described in
         Section 8.1(a), upon the direction of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Securities or (B) in the case of an Event of Default described in Section 8.1(b) that arises from an "Event of Default" under the IDB Lease Agreement described in Sections 7.1(b) through (m),
         (o) or (p) thereof, upon the direction of the Holders of not less than thirty-three and one-third percent (331/3%) in aggregate principal amount of the Outstanding Securities, the Trustee shall, by notice to the IDB (with a copy to each of the Mobile Energy Parties), declare the entire principal amounts of the Securities Outstanding, all interest accrued and unpaid thereon, and all premium and other amounts payable under the Securities and this Indenture, if any, to be due and payable, whereupon the same shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are to the extent permitted by law hereby waived.

         (b) If an Event of Default occurs and is continuing and is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder a notice of such Event of Default within thirty (30) days after the occurrence thereof. Except in the case of an Event of Default in payment of principal of or premium, if any, or interest on any Security, the Trustee may withhold the notice to the Holders if and for so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interest of the Holders. In addition, if the Event of Default described in
Section 8.1(a) shall have occurred and be continuing, the Trustee may accelerate the maturity of the Securities as provided in Section 8.2(a)(ii) notwithstanding the absence of direction from the Holders if in the judgment of the Trustee such action is necessary to protect the interests of the Holders.

         (c) At any time after the principal of the Securities shall have become due and payable upon an acceleration as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, such declaration and its consequences shall be deemed to be rescinded and annulled if:

               (i) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue installments of interest on the Securities,

                    (B) the principal of and premium,  if any, on any Securities that have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal or premium,

                    (C) to the extent that  payment of such  interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Securities for late payments of interest, and

                    (D) all sums paid or advanced by the Trustee  hereunder  and the reasonable compensation, expenses, disbursements and advances of the Trustee, the IDB and their agents and counsel; and

                  (ii) all Events of Default, other than the non-payment of the principal of the Securities that has become due solely by such acceleration, have been cured or waived as provided in Section 8.7.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

         SECTION 8.3. Specific Remedies. If any Event of Default shall have occurred and be continuing and an acceleration shall have occurred pursuant to
Section 8.2, subject to the provisions of Sections 8.2, 8.5, 8.6 and 8.15, the Trustee, by such officer or agent as it may appoint, may deliver notice to the Collateral Agent in accordance with the Intercreditor Agreement requesting that the Collateral Agent sell, without recourse, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion may determine, the Shared Collateral as an entirety, or in such portions as the Holders of a majority in aggregate principal amount of the Securities then Outstanding shall request by an Act of Holders, or, in the absence of such request, as the Trustee in its discretion shall deem expedient in the interest of the Holders, at public or private sale.

     SECTION 8.4. Judicial Proceedings Instituted by Trustee. (a) Trustee May Bring Suit. If there shall exist an Event of Default, then the Trustee, in its own name, and as trustee of an express trust, subject to the provisions of Sections 2.14 and 8.2, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the monies adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, or of any of the Trustee's rights or the rights of the Holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the Lien hereof.

         (b) Trustee May Recover Unpaid Indebtedness after Sale of Collateral. Subject to Section 2.14, in the case of a sale of the Tax-Exempt Indenture Securities Collateral and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture, the Trustee, in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of the Holders thereof, and upon any other portion of such indebtedness remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of and premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

         (c) Recovery of Judgment Does Not Affect Lien of Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Tax-Exempt Indenture Securities Collateral, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Tax-Exempt Indenture Securities Collateral, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

         (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Holders, or in any one (1) or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium, if any, or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relating to the IDB, either of the Mobile Energy Parties or any obligor on the Securities, the creditors of the IDB, or any such obligor, the Tax-Exempt Indenture Securities Collateral or any other property of the IDB, either of the Mobile Energy Parties or any such obligor and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to (i) make and file in the respective names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves) any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings and to

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



receive payment of any amounts distributable on account thereof, (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Holders against the IDB, either of the Mobile Energy Parties or any such obligor, the Tax-Exempt Indenture Securities Collateral or any other property of the IDB, the Mobile Energy Parties or any such obligor allowed in any such proceeding and (iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder. Any monies collected by the Trustee under this Section 8.4 shall be applied as provided in Section 8.11.

         (e) Trustee Need Not have Possession of Securities. All proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of the Securities or the production thereof at any trial or other proceedings instituted by the Trustee. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities and it shall not be necessary to make any such Holders parties to such proceedings.

         (f) Suit to Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise that shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

         (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the IDB, the Mobile Energy Parties and the Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee shall continue as if no such proceedings had been taken.

     SECTION 8.5. Holders May Demand Enforcement of Rights by Trustee. If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Securities then Outstanding and upon the offering of indemnity as provided in Section 9.3(e), but subject in all cases to the provisions of
Section 8.3, proceed to institute one (1) or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of or premium, if any, or interest on the Securities, to foreclose the Lien of this Indenture or to deliver notice to the Collateral Agent in accordance with the Intercreditor Agreement requesting that the Collateral Agent foreclose the Lien of the other Security Documents or to sell the Shared Collateral under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Holders, or, in case such Holders shall have requested a specific method of enforcement permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with Law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

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




         SECTION 8.6. Control by Holders. Subject to the Intercreditor Agreement, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (a) such direction shall not be in conflict with any Law or with this Indenture and
(b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

         SECTION 8.7. Waiver of Past Events of Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Securities waive any past Event of Default and its consequences, except that only the Holders of all Securities affected thereby may waive an Event of Default (a) in the payment of the principal of or premium, if any, or interest on, or other amounts due under, any Security then Outstanding or (b) in respect of a covenant or provision hereof that under
Article XI cannot be modified or amended without the consent of the Holder of each Security Outstanding affected. Upon any such waiver such Event of Default shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         SECTION 8.8. Holder May Not Bring Suit Except Under Certain Conditions. A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of the Lien of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

               (a) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

               (b) the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Outstanding Securities shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 9.3(e);

               (c) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for sixty (60) days after receipt of such notice, request and offer of indemnity; and

               (d) no direction inconsistent with such written request has been given to the Trustee during such sixty (60)-day period by the Holders of a majority in principal amount of Outstanding Securities.

         It is understood and intended that no one (1) or more of the Holders shall have any right in any manner whatever hereunder or under the Securities to
(i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Security Documents or the Lease Documents on any property subject thereto or the rights of the Holders of any other Securities, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders subject to the provisions of this Indenture.

         SECTION 8.9. Undertaking to Pay Court Costs. All parties to this Indenture, and each Holder by such Holder's acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party

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



litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 8.9 regarding such agreement by the parties to this Indenture and each Holder shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than ten percent (10%) in aggregate principal amount of the Outstanding Securities or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any of the Securities, on or after the respective due dates expressed therein.

         SECTION 8.10. Right of Holders to Receive Payment Not to Be Impaired. Anything in this Indenture or in the Intercreditor Agreement to the contrary notwithstanding, the right of any Holder to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 8.11. Application of Monies Collected by Trustee. Any monies collected or to be applied by the Trustee pursuant to this Article VIII in respect of the Securities of a series, together with any other monies that may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities of such series (other than as set forth in the Intercreditor Agreement and other than monies at the time required to be held for the payment of specific Securities of such series at their Stated Maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such monies on account of principal, premium, if any, or interest, upon presentation of the Outstanding Securities of such series, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

                    FIRST:  to the payment of any amount  required to be rebated to the United States government pursuant to Section 148 of the Code in connection with any series of Securities;

                    SECOND:  to the payment of all taxes,  assessments  or liens prior to the Lien of the Security Documents, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Tax-Exempt Indenture Securities Collateral (other than the Shared Collateral) and of any sale thereof pursuant to the provisions of the Security Documents, and to the payment of all amounts due the Trustee or any predecessor Trustee under Section 9.7 and to the payment of all amounts due the IDB under Article VI of the IDB Lease Agreement;

                    THIRD:   in  case  the  unpaid   principal   amount  of  the
               Outstanding Securities of such series or any of them shall not have become due, to the payment of any interest in default, in the order of the maturity of the payments thereof, with interest at the rates specified in the respective Securities of such series in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the payments of interest then overdue;

                    FOURTH:  in case the unpaid  principal  amount of any of but not all the Outstanding Securities of such series shall have become due, first to the payment of accrued interest on all Outstanding Securities of such series in the order of the maturity of the payments thereof, with interest at the respective rates specified in the Securities of such series for overdue payments of principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) interest then overdue, and next to the payment of the unpaid principal amount of all Securities then due;

                    FIFTH:  in  case  the  unpaid  principal  amount  of all the
               Outstanding Securities of such series shall have become due, to the payment of the whole amount then due and unpaid upon the Outstanding Securities of such series for principal, premium, if any, and interest, together with interest at the respective rates specified in the Securities of such series for overdue payments on principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) interest then overdue; and

                    SIXTH:  in  case  the  unpaid  principal  amount  of all the
               Outstanding Securities of such series shall have become due, and all of the Outstanding Securities of such series shall have been fully paid, any surplus then remaining shall be paid to the Collateral Agent (to be applied pursuant to the terms and conditions of the Intercreditor Agreement), or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments in respect of the Securities of a series to be made pursuant to clauses "THIRD" through "FIFTH" of this Section 8.11 shall be made ratably to the Holders of Securities of such series entitled thereto, without discrimination or preference, based upon the ratio of the unpaid principal amount of the Securities of such series in respect of which such payments are to be made held by each such Holder to the unpaid principal amount of all Securities of such series.

         SECTION 8.12. Securities Held by Certain Persons Not to Share in Distribution. Any Securities known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the IDB or either of the Mobile Energy Parties or an Affiliate thereof, shall not be entitled to share in any payment or distribution provided for in this Article VIII until all Securities held by other Persons have been indefeasibly paid in full.

         SECTION 8.13. Waiver of Appraisement, Valuation, Stay, Right to Marshaling. To the full extent it may lawfully do so, the IDB and each of the Mobile Energy Parties, for itself and for any other Person who may claim through or under it, hereby:

                    (a) agrees that  neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of any appraisal, valuation, stay, extension or redemption Laws, now or hereafter in force in any jurisdiction that may delay, prevent or otherwise hinder (i) the performance or enforcement or foreclosure of this Indenture and the other Security Documents,
               (ii) the sale of any of the Tax-Exempt Indenture Securities Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such Tax-Exempt Indenture Securities Collateral immediately after the sale thereof;

                    (b) waives all benefit or advantage of any such Laws;

                    (c) consents and agrees that the  Collateral  may be sold by the Collateral Agent as an entirety or in parts; and

                    (d) waives and  releases  all rights to have the  Tax-Exempt
               Indenture Securities Collateral marshaled upon any foreclosure, sale or other enforcement of this Indenture.

     SECTION 8.14. Remedies Cumulative; Delay or Omission Not a Waiver. To the extent permitted by law, each and every right, power and remedy herein specifically given to the Trustee shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the IDB or either of the Mobile Energy Parties or to be an acquiescence therein.

         SECTION 8.15. Intercreditor Agreement. Simultaneously with the execution and delivery of this Indenture, the Trustee (on behalf of itself and all Holders of any of the Outstanding Securities and all future Holders of Securities) and the IDB shall enter into the Intercreditor Agreement. Notwithstanding any other provision of this Indenture to the contrary, all rights, powers and remedies available to the Holders of any of the Outstanding Securities, and all future Holders of any of the Securities or the Trustee, with respect to the Shared Collateral, or otherwise pursuant to the Security Documents and the Lease Documents, shall be subject to the Intercreditor Agreement, including, in all cases, the ability to enforce any remedy other than remedies specified in Section 8.2 and Section 8.10 of this Indenture. To the extent that the Collateral Agent has been authorized to exercise any such rights, powers and remedies under the Intercreditor Agreement, any right given to the Trustee hereunder to exercise any remedy with respect to the Shared Collateral shall, during such time as the Intercreditor Agreement is in effect, be a right of the Trustee to direct the Collateral Agent to take such action to the extent set forth in the Intercreditor Agreement.


                                   ARTICLE IX.

                                   THE TRUSTEE

     SECTION 9.1. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default:

                           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this Section  9.1(c) shall not be construed to limit the effect of Section 9.1(a);

                    (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii) the Trustee  shall not be liable  with  respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                    (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 9.1.

         SECTION 9.2. Notice of Events of Defaults. In addition to its obligation to give notice to Holders as provided in Section 1.6, as promptly as practicable after, and in any event within thirty (30) days after, the occurrence of any Event of Default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that, except in the case of an Event of Default in the payment of the principal of or premium, if any, or interest on any Security, or in the payment of any Sinking Fund Requirement, the Trustee shall be protected in withholding such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Holders.

     SECTION 9.3.  Certain  Rights of Trustee.  Except as otherwise  provided in
Section 9.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the purported proper party or parties;

                  (b) any request or direction of either of the Mobile Energy Parties or the IDB mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or a Mobile Energy Request or Mobile Energy Order or an IDB Request or IDB Order (as the case may be), and any resolution of the Board of Directors of either of the Mobile Energy Parties or the IDB may be sufficiently evidenced by a Board Resolution of such Mobile Energy Party or the IDB (as the case may be);

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of either of the Mobile Energy Parties or of the IDB;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of either of the Mobile Energy Parties or the IDB personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default or (ii) written notice of such Event of Default shall have been given to the Trustee by either of the Mobile Energy Parties, by the IDB or by any Holder.

         SECTION 9.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Tax-Exempt Indenture Securities Collateral or the Securities, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one (1) of its officers who is duly authorized to execute and deliver such document on its behalf. The Trustee shall not be accountable for the use or application by either of the Mobile Energy Parties or the IDB of the Securities or the proceeds thereof.

         SECTION 9.5. May Hold Securities. The Trustee, any Paying Agent, Security Registrar or Authenticating Agent, or any Affiliate thereof, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 9.12, may otherwise deal with the Mobile Energy Parties and the IDB with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

     SECTION 9.6. Funds May Be Held by Trustee or Paying Agent. Any monies received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies. Amounts so received, at the written request and direction of the Company, shall be invested by the Trustee in Permitted Investments. Such investments shall mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in the Indenture.

     SECTION 9.7. Compensation, Reimbursement and Indemnification. Each of the Mobile Energy Parties agrees:

          (a) to pay, or cause to be paid, to each of the Trustee and any Authorized Agent from time to time reasonable compensation for all services rendered by it hereunder;

          (b) to reimburse, or cause to be reimbursed, each of the Trustee and any Authorized Agent upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable of its own negligence, willful misconduct or bad faith; and

          (c) to indemnify, or cause to be indemnified, each of the Trustee, any predecessor Trustee and any Authorized Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Mobile Energy Parties and the IDB under this Section 9.7, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust under Section 12.3.

         SECTION 9.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder that shall be a bank or trust company, organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having (or whose obligations are unconditionally guaranteed by a corporation having) a combined capital and surplus of at least $500,000,000, which bank or trust company is subject to supervision or examination by Federal or state authority and does not provide credit or credit enhancement to either of the Mobile Energy Parties. If such bank or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 9.8, the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IX.

         SECTION 9.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article IX shall become effective until the acceptance of appointment by the successor Trustee as provided in Section 9.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the IDB, the Mobile Energy Parties and to the Holders of Securities in the
manner provided in Section 1.6. If an instrument of acceptance by a successor Trustee shall not have been delivered to the IDB, the Mobile Energy Parties and the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder who has been a bona fide holder of a Security for at least six (6) months may, subject to Section 8.9, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee, the IDB and the Mobile Energy Parties.

         (d)      If at any time:

                           (i) the Trustee shall cease to be eligible under
         Section 9.8 and shall fail to resign after written request therefor by any such Holder or the Company, or

                           (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the IDB may remove the Trustee by Board Resolution or (B) subject to Section 8.9, any Holder who has been a bona fide holder of a Security for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the IDB shall promptly appoint by Board Resolution a successor Trustee, which shall be reasonably acceptable to the Company. If no successor Trustee shall have been so appointed by the IDB, or by the Holders, and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide holder of a Security for at least six (6) months may, subject to Section 8.9, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The IDB or the Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the IDB and the Company fail to give such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

         SECTION 9.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the IDB, the retiring Trustee and each of the Mobile Energy Parties an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the IDB or of the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument prepared by either of the Mobile Energy Parties transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor

Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien, if any, provided for in Section 9.7. Upon request of any such successor Trustee, the IDB and the Mobile Energy Parties shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article IX.

         SECTION 9.11. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such successor Trustee shall be otherwise qualified and eligible under this Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 9.12. Preferential Collection of Claims Against any Obligor.
(a) Subject to Section 9.12(b), if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of any obligor (as defined in Section 9.12(c)) on the Securities within three (3) months prior to a default (as defined in Section 9.12(c)) or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually and the Holders of the Securities:

                           (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three (3) month period and valid as against any obligor on the Securities and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this
         Section 9.12(a), or from the exercise of any right of set-off that the Trustee could have exercised if a petition in bankruptcy had been filed by or against any such obligor upon the date of such default; and

                           (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three (3) month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of any obligor on the Securities and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

                  (A) to retain for its own account (1) payments made on account of any such claim by any Person (other than an obligor on the Securities) who is liable thereon, (2) the proceeds of the bona fide sale of any such claim by the Trustee to a third person and (3) distributions made in cash, securities or other property in respect of claims filed against such obligor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three (3) month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three (3) month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default (as defined in Section 9.12(c)) would occur within three
         (3) months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C) above, against the release of any property held as security for such claim as provided in paragraph (B) or (C) above (as the case may be), to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D) of the immediately preceding paragraph, property substituted after the beginning of such three (3) month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such clauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee and the Holders in such manner that the Trustee and the Holders realize, as a result of payments from such special account and payments of dividends on claims filed against the obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such obligor of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders dividends on claims filed against such obligor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (1) to apportion between the Trustee and the Holders in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (2) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee that has resigned or been removed after the beginning of such three (3) month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three (3) month period, it shall be subject to the provisions of this Section 9(a) if and only if the following conditions exist: (x) the receipt of property or reduction of claim, which would have given rise to the obligation to account if such Trustee had continued as Trustee, occurred after the beginning of such three (3) month period; and (y) such receipt of property or reduction of claim occurred within three (3) months after such resignation or removal.

          (b) There shall be excluded from the operation of Section 9.12(a) a creditor relationship arising from:

               (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one (1) year or more at the time of acquisition by the Trustee;

               (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving the property that shall at any time be subject to the Lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

               (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

               (iv) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction (as defined in Section 9.12(c));

               (v) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act that is directly or indirectly a creditor of an obligor upon the securities; or

               (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations that fall within the classification of self-liquidating paper (as defined in Section 9.12(c)).

         (c)      For the purposes of this Section 9.12 only:

                           (i) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities when and as such principal or interest becomes due and payable;

                           (ii) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven (7) days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                           (iii) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation that is made, drawn, negotiated or incurred by any obligor on the Securities for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and that is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with such obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         SECTION 9.13. Maintenance of Offices and Agencies. (a) There shall at all times be maintained an office or agency where Securities may be presented or surrendered for registration of transfer or exchange and for payment of principal, premium, if any, and interest, and where notices and demands to or upon the Trustee in respect of the Securities or this Indenture may be served
(i) in the borough of Manhattan, the City of New York, if, and for so long as, any Outstanding Securities are not issued in the form of one or more global Securities registered in the name of a clearing corporation or clearing agency registered under the Exchange Act, as depositary for such Securities, or a nominee of such clearing corporation or clearing agency and (ii) in such Place of Payment (which may be the office or agency maintained pursuant to Section 9.13(a)(i), if any), and such additional Places of Payment, if any, as shall be specified for the Securities of any series in the related Series Supplemental Indenture or in the terms of such Securities. Except as otherwise provided in the related Series Supplemental Indenture or in the terms of the Securities of any series, such office or agency shall be initially at the office of the Trustee specified in the first paragraph of this Indenture. Written notice of the location of each of such other office or agency and of any change of location thereof shall be given by the IDB to the Trustee and by the Trustee to the Holders in the manner specified in Section 1.6. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations, surrenders and demands may be made and notices may be served at the Corporate Trust Office.

         (b) There shall at all times be a Security Registrar and a Paying Agent (which may be the Trustee) appointed by the IDB hereunder (which shall be reasonably acceptable to the Company). In addition, at any time when any Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one (1) or more series that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.7 or 2.9, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent). If an appointment of an Authenticating Agent with respect to the Securities of one (1) or more series shall be made pursuant to this
Section 9.13(b), the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This Security is one of the Securities referred to in the within-mentioned Indenture.

                                    FIRST UNION NATIONAL BANK OF GEORGIA,
                                      as Trustee



                   By________________________________________
                                      Authenticating Agent



                   By________________________________________
                                      Authorized Signatory


Any Authorized Agent shall be a bank or trust company, shall be a Person organized and doing business under the laws of the United States or any state thereof, having a combined capital and surplus of at least $500,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. If such Authorized Agent publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.13, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section 9.13, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section 9.13. The Trustee at its office specified in the first paragraph of this Indenture, is hereby appointed as Paying Agent and Security Registrar hereunder.

         (c) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 9.13, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of principal of and premium, if any, and interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (ii) give the Trustee within five (5) days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

                           (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

         (d) Any Person into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any Person succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section 9.13, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor Person.

         (e) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, the IDB and the Mobile Energy Parties. The IDB may, and at the request of the Trustee shall, at any time, terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section 9.13 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the IDB shall promptly appoint one (1) or more qualified successor Authorized Agents approved by the Trustee and the Mobile Energy Parties to perform the functions of the Authorized Agent that has resigned or whose agency has been terminated or that shall have ceased to be eligible under this Section
9.13. The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the Security Register.

         SECTION 9.14. Co-Trustee or Separate Trustee. (a) If at any time or times it shall be necessary, prudent or desirable in order to conform to any Law of any jurisdiction in which property shall be held subject to the Lien of this Indenture or the other Security Documents, or the Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of the Holders, or the Holders of a majority in principal amount of Outstanding Securities shall in writing so request, the Trustee, the IDB and the Mobile Energy Parties shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one (1) or more Persons approved by the Trustee either to act as co-trustee or co-trustees of all or any part of the Tax-Exempt Indenture Securities Collateral (other than the Shared Collateral) jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such property. In the event the IDB or the Mobile Energy Parties shall have not joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Trustee so to do, or in case an Event of Default with respect to the Securities of a series shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this
Section 9.14 without the concurrence of either of the IDB or the Mobile Energy Parties; and the IDB and the Mobile Energy Parties hereby appoint the Trustee as agent and attorney to act under the foregoing provisions of this Section 9.14 in either of such contingencies.

         (b) Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and such additional trustee and its successors shall act, subject to the following provisions and conditions, namely:

                     (i) the Securities shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody, control and management of monies, papers or securities, shall be exercised, solely by the Trustee (or, in the case of authentication and delivery of Securities, by any Authenticating Agent);

                    (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee or the additional trustee or trustees shall be conferred or imposed upon and exercised or performed by the Trustee or the Trustee and such additional trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

                   (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such additional trustee or trustees, shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained to the contrary notwithstanding;

                    (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                     (v) the IDB and the Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees (as the case may be), anything herein contained to the contrary notwithstanding. In the event that the IDB shall have joined in the execution of any such instrument within ten (10) days after the receipt of a written request from the Trustee to do so, the Trustee shall have the power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of the IDB, the IDB hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Trustee alone shall have appointed an additional trustee or trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or co-trustee, the successor to any such trustee or co-trustee so removed to be appointed by the IDB and the Trustee, or by the Trustee alone, as hereinbefore in this Section 9.14 provided.

         SECTION 9.15. Taxes. Any United States withholding taxes imposed with respect to payments made to a Holder of a Security shall be the sole responsibility of such Holder and therefore no Holder shall have the right to have any payment to it "grossed-up" for, or paid free of, any such withholding taxes.


                                   ARTICLE X.

                     HOLDERS' LISTS AND REPORTS BY TRUSTEE,
                          IDB AND MOBILE ENERGY PARTIES

         SECTION 10.1. IDB to Furnish Trustee Names and Addresses of Holders. The IDB will furnish or cause to be furnished to the Trustee semiannually, between April 1 and April 15 and between October 1 and October 15, in each year, and at such other times as the Trustee may request in writing, within thirty
(30) days after receipt by the IDB of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders, in each case as of a date not more than fifteen (15) days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Security Registrar or is otherwise furnished a copy of the Security Register, no such list need be furnished.

         SECTION 10.2. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 10.1 and (ii) received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it upon receipt of a new list so furnished.

         (b) If three (3) or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five (5) Business Days after the receipt of such application, at its election, either:

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 10.2(a), or

               (ii) inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
          Section 10.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 10.2(a), a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five (5) days after such tender, the Trustee shall mail to such applicants, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. In such case, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the IDB, the Mobile Energy Parties and the Trustee that none of the IDB, the Mobile Energy Parties and the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 10.2 (b), regardless of the source from which such information was derived.

         SECTION 10.3. Reports by Trustee. (a) Within sixty (60) days after May 1 in each year, commencing with May 1996, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 1 with respect to (but if no such event has occurred within the one (1) year period ending such May 1, no report need be transmitted):

                     (i)   any change to its eligibility under Section 9.8;

                    (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on the trust estate or any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent (1/2 of 1%) of the principal amount of the Securities Outstanding on the date of such report;

                   (iii) the amount, interest rate and maturity date of all other indebtedness owing by an obligor on the Securities within the meaning of the Trust Indenture Act to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor

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



         relationship arising in any manner described in Section 9.12(b)(ii),
         (iii), (iv) or (vi);

               (iv) any change to the property and funds physically in the possession of the Trustee (as such) on the date of such report;

               (v) any release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any) that the Trustee has not previously reported;

               (vi) any additional issue of Securities that the Trustee has not previously reported; and

                   (vii) any action taken by the Trustee in the performance of its duties hereunder that it has not previously reported and that in its opinion materially affects the Securities of any series, except action in respect of an Event of Default, notice of which has been or is to be withheld by the Trustee in accordance with Section 9.2.

         (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to:

                     (i) the release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property is less than ten percent (10%) of the principal amount of Securities Outstanding at the time of such release, or such release and substitution, such report to be transmitted within ninety (90) days after such release or release and substitution; and

                    (ii) the character and amount of any advances (and if the Trustee elects so to state the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Section 10.3(a) (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and that it has not previously reported pursuant to this Section 10.3(b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent (10%) or less of the principal amount of Securities Outstanding at such time, such report to be transmitted within ninety (90) days after such advance.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed. The IDB will notify the Trustee when the Securities of any series are listed on any stock exchange.

     SECTION 10.4. Reports by the IDB and Mobile Energy Parties. Each of the IDB and the Mobile Energy Parties will:

                  (a) file with the Trustee, within fifteen (15) days after it is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) that the IDB or either of the Mobile Energy Parties may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act;

                    (b) file with the Trustee and the SEC,  in  accordance  with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the IDB and the Mobile Energy Parties with the conditions and covenants of this Indenture, as may be required by such rules and regulations;

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Mobile Energy Parties pursuant to Section 10.4 (a) and (b) as may be required by rules and regulations prescribed from time to time by the SEC.


                                   ARTICLE XI.

                           SUPPLEMENTAL INDENTURES AND
                        AMENDMENTS TO IDB LEASE AGREEMENT

         SECTION 11.1. Supplemental Indentures Without Consent of Holders. Without the consent of the Holders of any Securities, the IDB and the Trustee, at any time and from time to time, may enter into one (1) or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to establish the form and terms of Securities of any series permitted by Sections 2.1 and 2.3 and to provide for the sale, authentication and delivery of additional Securities and refunding Securities and the disposition of the proceeds from the sale thereof, in the manner and to the extent authorized by this Indenture; or

                  (b) to grant to or confer upon the Holders or the Trustee for the benefit of the Holders any additional rights, remedies, powers or authorities or security that may lawfully be granted to or conferred upon the Holders or the Trustee; or

                    (c) to evidence the succession of a new Trustee hereunder or a co-trustee or separate trustee pursuant to Section 9.14; or

                    (d) to add to the  covenants  of the IDB, for the benefit of the Holders, or to surrender any right or power herein conferred upon the IDB; or

                  (e) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Trustee any property subject or required to be subject to the Lien of this Indenture; or

                  (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify or continue the qualification of this Indenture (including any supplemental indenture) under the Trust Indenture Act or to maintain any exemption therefrom, or under any similar Federal statute hereafter enacted, or to permit the qualification of any Securities for sale under the securities laws of any of the States of the United States, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, or under any similar Federal statute hereafter enacted, excluding, however, the provisions referred to in
         Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                  (g) to permit or facilitate the issuance of Securities in uncertificated form or to provide for the cessation thereof; or

                  (h) to cure any ambiguity, inconsistency or formal defect or omission, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not be inconsistent with this Indenture, shall not impair the security for the Securities and shall not adversely affect the interest of the Holders of any series; or

                    (i) to secure or maintain the rating for any Securities from any Rating Agency; or

                  (j) to cure any defect in the Indenture that would, if not cured, cause the interest on any Securities (excluding any Securities in respect of which no opinion of Bond Counsel was delivered at the time of original issuance to the effect that interest thereon is exempt from Federal income taxation) to be included in gross income of the Holders thereof for Federal income tax purposes.

     SECTION 11.2. Supplemental Indenture With Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding, considered as one (1) class, by Act of such Holders delivered to the IDB, the Mobile Energy Parties and the Trustee, the IDB, when authorized by Board Resolutions, may, and the Trustee, subject to Sections 11.3 and 11.4, shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture; provided, however, that if there shall be Securities of more than one (1) series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of one (1) or more, but less than all, of such series, then the consent only of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one (1) class, shall be required; provided further, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security directly affected thereby:

                  (a) change the Stated Maturity of any Security (or, if the principal thereof is payable in installments, the Stated Maturity of any such installment), or of any payment of interest thereon, or the dates or circumstances of payment of premium, if any, on any Security, or change the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or the premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or such payment of premium, if any, on or after the date such premium becomes due and payable or change the dates or the amounts of payments to be made through the operation of the Sinking Fund in respect of such Securities, if any; or

                  (b) permit the creation of any Lien prior to or pari passu with the Lien of the Security Documents with respect to any of the Tax-Exempt Indenture Securities Collateral, or terminate the Lien of the Security Documents on any Tax-Exempt Indenture Securities Collateral or deprive any Holder of the security afforded by the Lien of the Security Documents, except to the extent expressly permitted by this Indenture or any of the Security Documents; or

                    (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 13.4 for quorum or voting; or

                  (d) modify any of the provisions of Section 3.2 or Section 8.7 (except to increase the percentage of the principal amount of the Outstanding Securities required to waive past defaults) or of this
         Section 11.2 (except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby).

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one (1) or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         Upon receipt by the Trustee of Board Resolutions of the IDB and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of such Holders, the Trustee shall join in the execution of such supplemental indenture or other instrument (as the case may be), subject to the provisions of Sections 11.3 and 11.4.

         It shall not be necessary for any Act of Holders under this Section
11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 11.3. Documents Affecting Immunity or Indemnity. If in the opinion of the IDB or the Trustee any document required to be executed by it pursuant to the terms of Section 11.2 affects any interest, right, duty, immunity or indemnity in favor of the IDB or the Trustee under this Indenture, the IDB or the Trustee (as the case may be), may in its discretion decline to execute such document.

         SECTION 11.4. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any Series Supplemental Indenture or other supplemental indenture permitted by this Article XI or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to section 9.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and will not adversely affect the exemption of interest on the Securities from Federal income taxation.

         SECTION 11.5. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 11.6. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and if required by the IDB or the Company shall, bear a notation in form approved by the IDB, the Company and the Trustee as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If the IDB shall so determine, new Securities so modified as to conform, in the opinion of the IDB and the Trustee, to any such supplemental indenture may be prepared and executed by the IDB and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 11.7. Supplements and Amendments to IDB Lease Agreement Without Consent of Holders. Without the consent of the Holders of any Securities, the IDB and the Trustee, at any time and from time to time, may enter into such amendments and supplements to the IDB Lease Agreement as therein permitted, for any of the following purposes:

                  (a) to grant to or confer upon the Holders or the Trustee for the benefit of the Holders any additional rights, remedies, powers or authorities or security that may lawfully be granted to or conferred upon the Holders or the Trustee; or

                  (b) to correct any description of the Tax-Exempt Project, to add to the covenants of the Mobile Energy Parties, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Mobile Energy Parties; or

                  (c) to cure any ambiguity, inconsistency or formal defect or omission, or to make any other provisions with respect to matters or questions arising under the IDB Lease Agreement, provided such action shall not be inconsistent with the IDB Lease Agreement, shall not impair the security in the Securities and shall not adversely affect the interest of the Holders of any Securities; or

                    (d) to secure or maintain the rating for any Securities from any Rating Agency; or

                  (e) to cure any defect in the IDB Lease Agreement that would, if not cured, cause the interest on any Securities (excluding any Securities in respect of which no opinion of Bond Counsel was delivered at the time of original issuance to the effect that interest thereon is exempt from Federal income taxation) to be included in gross income of the Holders thereof for Federal income tax purposes; or

                    (f) to provide  for the  issuance of  additional  Securities pursuant to Article III.

         Before the IDB shall enter into, and the Trustee shall consent to, any supplement or amendment to the IDB Lease Agreement pursuant to this Section 11.8, there shall have been delivered to the IDB and the Trustee an Opinion of Counsel of Bond Counsel stating that such supplement or amendment is authorized or permitted by this Indenture and the Alabama Act, complies with their respective terms, will, upon the execution and delivery thereof, be valid and binding upon the IDB and the Company in accordance with its terms (subject to customary exceptions) and will not adversely affect the exemption of interest on the Securities from Federal income taxation.

         SECTION 11.8. Supplements and Amendments to IDB Lease Agreement With Consent of Holders. Except for supplements and amendments provided for in
Section 11.7, the IDB and the Trustee shall not consent to any supplement or amendment to the IDB Lease Agreement unless approved by the Holders of not less than a majority in aggregate principal amount of the Securities in the manner provided for in Section 11.2; provided, however, that unless approved in writing by Holders of all Outstanding Securities, nothing herein shall permit, or be construed to permit, any change in the obligations of the Company under Section 4.1(a) of the IDB Lease Agreement.

                                  ARTICLE XII.

                           SATISFACTION AND DISCHARGE

         SECTION 12.1. Satisfaction and Discharge of Securities. (a) Except as otherwise provided with respect to the Securities of any series in the Series Supplemental Indenture relating thereto, or in the terms of the Securities of any series, the Securities of such series shall, prior to the Stated Maturity thereof (or, if principal is payable in installments, the Stated Maturity of the final installment of principal thereof), on the ninety-first (91st) day after the date of the deposit referred to in paragraph (i) below, be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the IDB and the Mobile Energy Parties in respect thereof shall be deemed to have been satisfied and discharged, upon satisfaction of the following conditions:

                   (i) the IDB shall have irrevocably deposited or caused to be deposited with the Trustee, in trust, specifically pledged as security for and dedicated solely for the benefit of the Holders of Securities of such series (A) monies in an amount that shall be sufficient, (B) U.S. Government Obligations, the payment of interest and principal on which when due, without any regard to reinvestment thereof, will provide monies that shall be sufficient or (C) any combination of clause (A) and (B) above that shall be sufficient, in each case, in the opinion of a firm of independent certified public accountants of recognized national standing expressed in a written certification thereof delivered to the Trustee, to pay when due the principal of and premium, if any, and interest due and to become due on the Securities of such series, whether at Stated Maturity or upon redemption, acceleration or otherwise;

                  (ii) if any such deposit of monies or U.S. Government Obligations shall have been made prior to the Stated Maturity (or, if principal is payable in installments, the Stated Maturity of the final installment of principal) or Redemption Date or Prepayment Date of such Securities, the IDB shall have delivered to the Trustee an IDB Order stating that such monies shall be held by the Trustee, in trust, as provided in Section 12.3;

                  (iii) if the IDB has deposited or caused to be deposited monies or U.S. Government Obligations (or a combination thereof) to pay or discharge the principal of and premium, if any, and interest on the Outstanding Securities of such series to and including a Redemption Date on which all of the Outstanding Securities of such series are eligible for optional redemption and on which all of the Outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution of the IDB delivered to the Trustee on or prior to the date of such deposit of such monies or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable IDB Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than thirty (30) nor more than sixty (60) days prior to such redemption in accordance with Section 6.4;

                  (iv) the IDB shall have delivered, or cause to be delivered, to the Trustee an Opinion of Counsel to the effect that (A) the trust resulting from such deposit does not constitute an investment company under the Investment Company Act of 1940 and (B) the Holders shall have a perfected security interest under applicable Law in the monies and U.S. Government Obligations so deposited;

                   (v) no Event of Default, or event that with notice, lapse of time or both would become an Event of Default (including by reason of such deposit), in any case arising pursuant to Section 8.1(a) or, if arising from an "Event of Default" under the IDB Lease Agreement described in

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



         Section 7.1(n) thereof, Section 8.1(b) with respect to the Securities of such series shall have occurred and be continuing on the date of deposit or during the period ending on the ninety-first (91st) day after such date;

                  (vi) the IDB shall have delivered, or caused to be delivered, to the Trustee an Opinion of Counsel to the effect that (A) based upon
         (1) a change in the applicable Federal income tax law since the date of this Indenture (or a change in the official interpretation thereof) or
         (2) the receipt by the Company from, or the publishing by, the Internal Revenue Service of a ruling on which such counsel is relying for the opinion contemplated herein, the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge pursuant to this
         Section 12.1(a) and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred and
         (B) the deposit, defeasance and discharge pursuant to this Section 12.1(a) will not adversely affect the exemption of interest on the Securities from Federal income taxation; and

                  (vii) there shall have been delivered to the Trustee an Officer's Certificate of the IDB and each of the Mobile Energy Parties and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Securities of such series have been complied with;

provided, however, that if each of the conditions set forth in this Section 12.1(a) shall have been satisfied with respect to the Outstanding Securities of any series, but the ninety-one (91) day period referenced above shall not have elapsed, the Securities of such series shall nevertheless be deemed to have been paid for all purposes of this Indenture on the date of the deposit referred to in paragraph (i) above if the IDB shall have delivered, or caused to be delivered, to the Trustee an opinion of qualified nationally recognized bankruptcy counsel acceptable to the Trustee to the effect that the use by the Trustee of such monies in accordance with this Indenture would not constitute an avoidable preference or be subject to the provisions of Sections 544 and 547, would not be recoverable under Section 550 and would not be subject to the provisions of Section 362(a), in each case of the Bankruptcy Code or similar laws of the United States of America or the State of Alabama, if a Bankruptcy Event in respect of the Person making such deposit were to occur.

         Upon satisfaction of the aforesaid conditions with respect to the Securities of any series, the Trustee shall, upon receipt of an IDB Request, acknowledge in writing that the Securities of such series are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the IDB and the Mobile Energy Parties in respect thereof is deemed to have been satisfied and discharged.

         In the event that Securities that shall be deemed to have been paid as provided in this Section 12.1(a) do not mature and are not to be redeemed within the sixty (60) day period commencing on the date of the deposit with the Trustee of monies, the IDB or the Mobile Energy Parties shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such Securities are deemed to have been paid and the circumstances thereof.

         Notwithstanding the satisfaction and discharge of any Securities as aforesaid, (i) the rights of Holders of Securities of such series to receive, solely from the trust funds described in paragraph (i) of this Section 12.1(a), payment of the principal of and premium, if any, and interest on the Securities of such series on the Stated Maturity thereof (to and including the Redemption

Date, if any, designated pursuant to paragraph (iii) of this Section 12.1(a)) and (ii) the rights and obligations of the Holders of Securities of such series, the IDB, the Mobile Energy Parties and the Trustee in respect of the Securities of such series under Sections 2.7, 2.8, 2.9, 2.10, 2.11, 2.12 and 2.15, Article VI (in the case of redemption as contemplated by paragraph (iii) of this Section 12.1(a), to the extent Article VI applies to the redemption to be made on such Redemption Date), Sections 9.3(e) and 9.7 and this Article XII shall survive.

         (b) If (i) each of the conditions set forth in paragraphs (i), (ii),
(iii), (iv) and (v) of Section 12.1(a) shall have been satisfied with respect to the Outstanding Securities of any series, but the conditions set forth in paragraphs (vi) and (vii) thereof are not satisfied and (ii) the IDB shall have delivered to the Trustee (A) an Opinion of Counsel to the effect that the Holders of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge pursuant to this Section 12.1(b) and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred and (B) an Officer's Certificate of the IDB and each of the Mobile Energy Parties and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance of the Securities of such series pursuant to this
Section 12.1(b) have been complied with, then:

                  (A)with respect to the Securities of such series, the IDB and the Mobile Energy Parties shall be released from their covenants and other obligations contained in Articles IV (other than Section 4.3) and VIII of the IDB Lease Agreement and Section 2.15 of this Indenture and all their obligations under the other Security Documents, and may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant or obligation whether directly or indirectly, by reason of any reference elsewhere herein to any other provision of this Indenture or any other document and any failure to comply with any such covenant shall not constitute an Event of Default with respect to the Securities of such series;

                  (B)the occurrence of any event specified in any of paragraphs
         (b) through (m), (o) or (p) of Section 7.1 of the IDB Lease Agreement shall not constitute an Event of Default under the IDB Lease Agreement and shall not result in an Event of Default pursuant to Section 8.1(b) with respect to the Securities of such series;

                  (C)the Securities of such series shall thereafter be deemed not to be "Outstanding" solely for purposes of determining whether or not the Holders of the requisite aggregate principal amount of Securities have concurred in any Act under this Indenture with respect to any covenant or obligation from which the Mobile Energy Parties have been released pursuant to paragraph (A) above, or with respect to any event that shall have ceased to be an Event of Default with respect to Securities of such series pursuant to paragraph (B) above (or the consequences thereof); and

                  (D)the Securities of such series shall cease to be secured by or to be entitled to any benefit under the Security Documents or any other Lien upon any Collateral, including any monies, security or other property held by the Trustee (other than monies and U.S. Obligations deposited with the Trustee pursuant to paragraph (i) of Section 12.1(a) in respect of Securities of such series and interest and other amounts earned and received thereon);

provided, however, that the provisions of this Section 12.1(b) shall not be deemed to relieve the IDB or the Mobile Energy Parties of its obligations with respect to the payment of the principal of and premium, if any, and interest on the Outstanding Securities of such series. In respect of the foregoing, it is understood and agreed that:

                  (1) satisfaction by the IDB of the conditions necessary to achieve the consequences specified in this Section 12.1(b) with respect to any series of Securities shall not be construed to preclude the IDB from achieving the consequences specified in Section 12.1(a) with respect to such Securities at a later date upon satisfaction of the conditions set forth in Section 12.1(a); and

                  (2) if at any time the only Outstanding Securities are Securities with respect to which the conditions described in this
         Section 12.1(b) have been satisfied, the Trustee shall, upon receipt of an IDB Request, take the actions specified in the last paragraph of
         Section 12.2 notwithstanding the failure to satisfy and discharge the Indenture as provided in Section 12.2.

         (c) For purposes of this Section 12.1, if the IDB, the Mobile Energy Parties, or any of them, shall incur any Debt and all or any portion of the proceeds thereof are concurrently applied to make a deposit pursuant to paragraph (i) of Section 12.1(a) in respect of any series of Securities (or to acquire U.S. Government Obligations that are concurrently so deposited), whether for purposes of Section 12.1(a) or 12.1(b), then any Event of Default that would arise as a result of such incurrence or as a result of any Lien granted to secure such Debt shall not constitute an Event of Default with respect to the Securities of such series; provided, however, that if, on or before the ninety-first (91st) day after the date of such deposit any of the applicable conditions under Section 12.1(a) or (b), as the case may be, required to be satisfied on such date or during the period ending on such date are not satisfied, then any such Event of Default shall be deemed to have occurred at the time and to the extent such Event of Default would have occurred without regard to this Section 12.1(c).

         (d) Notwithstanding anything herein to the contrary, if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the IDB and the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section 12.1 (without regard to provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the monies or U.S. Government Obligations, or combination thereof, deposited with it to the IDB or either of the Mobile Energy Parties or any Affiliate thereof or its representatives under any applicable Federal or state bankruptcy, insolvency or other similar Law such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not have been effected, and such Security shall be deemed to remain Outstanding.

         SECTION 12.2. Satisfaction and Discharge of Indenture. This Indenture shall upon an IDB Request, a Company Request and a Mobile Energy Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments prepared by the Company and the IDB acknowledging satisfaction and discharge of this Indenture, when:

                   (a)     either

                   (i) all Securities theretofore authenticated and delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.9 and (B) Securities deemed to have been paid in accordance with Section 12.1) have been delivered to the Trustee for cancellation; or

                    (ii) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 12.1;

                    (b) all other sums due and payable hereunder have been paid;
               and

                   (c) the IDB and the Mobile Energy Parties have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of an IDB Request, Company Request and Mobile Energy Request, acknowledge in writing the satisfaction and discharge of this Indenture.

         Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, if at the time of such satisfaction and discharge any Securities are deemed to have been paid in accordance with Section 12.1, but have not actually been fully paid, then the rights and obligations of the IDB, the Mobile Energy Parties and the Trustee in respect of such Securities shall survive to the extent provided in Section 12.1 until all such Securities have actually been repaid in full.

         Upon satisfaction and discharge of this Indenture as provided in this
Section 12.2, the Trustee shall assign, transfer and turn over to or upon the order of the Company, any and all monies, securities and other property then held by the Trustee for the benefit of the Holders other than monies and U.S. Government Obligations deposited with the Trustee pursuant to Section 12.1 and interest and other amounts earned or received thereon.

         SECTION 12.3. Application of Trust Money. The monies deposited with the Trustee pursuant to Section 12.1 and all monies received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to
Section 12.1 shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on the Securities or portions of principal amount thereof in respect of which such deposit was made. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 12.1 or the interest and principal received in respect of such obligations other than any such tax, fee or other charge payable by or on behalf of Holders.


                                  ARTICLE XIII.

                       MEETINGS OF HOLDERS OF SECURITIES;
                             ACTION WITHOUT MEETING

         SECTION 13.1. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of one (1) or more, or all, series, may be called at any time and from time to time pursuant to this Article XIII to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of such series.

         SECTION 13.2. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of one (1) or more, or all, series of Securities for any purposes specified in Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or at such other place, as the Trustee shall determine. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than twenty (20) nor more than sixty (60) days prior to the date fixed for the meeting.

         (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one (1) or more, or all, series, by the IDB, by the Company, by Mobile Energy or by the Holders of ten percent (10%) in aggregate principal amount of the Outstanding Securities of such series (or, in the case of a meeting of the Holders of the Securities of all series, ten percent (10%) in aggregate principal amount of the Outstanding Securities of all series, considered as one (1) class), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first mailing of the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the IDB, the Mobile Energy Parties or such Holders (as the case may be) may determine the time and the place in the Borough of Manhattan, the City of New York, or in such other place as the IDB, Mobile Energy Parties or such Holders (as the case may be) shall determine, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 13.2(a).

         (c) Any meeting of Holders of Securities of one (1) or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and the Trustee is present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy.

         SECTION 13.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of one (1) or more, or all, series, a Person shall be (a) a Holder of one (1) or more Outstanding Securities of such series or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one (1) or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting shall be the Holders described above and any proxies of such Holders and their respective counsel, any representatives of the Trustee and its counsel and any representatives of the IDB, the Mobile Energy Parties and their respective counsels.

         SECTION 13.4. Quorum; Action. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one (1) class, shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting that this Indenture expressly provides may be taken by the Holders of a specified percentage that is less than a majority in principal amount of the Outstanding Securities of such series, considered as one (1) class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series, considered as one (1) class, shall constitute a quorum. In the absence of a quorum, the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided in Section 13.5(e), notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2(a), except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series that shall constitute a quorum.

         Except as limited by Section 11.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one (1) class; provided, however, that, except as so limited, any resolution with respect to any action that this Indenture expressly provides may be taken by the Holders of a specified percentage that is less than a majority in principal amount of the Outstanding Securities of such series, considered as one (1) class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one (1) class.

         Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section 13.4 shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

         SECTION 13.5. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Attendance at meetings of Holders of Securities may be in person or by proxy, and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given, unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

         (b) Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

         (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the IDB, by either of the Mobile Energy Parties or by Holders of Securities as provided in Section 13.2(b), in which case the IDB, such Mobile Energy Party or the Holders of Securities of the series calling the meeting (as the case may be) shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one (1) class.

         (d) At any meeting each Holder of an Outstanding Security of any series or such Holder's proxy shall be entitled to one (1) vote for each $1,000 original principal amount of Securities of such series held or represented by such Holder, and each Holder of any such Security or such Holder's proxy shall be entitled to divide the votes carried by such Security, casting some for and some against a particular action, as such Holder sees fit; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (e) Any meeting duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one (1) class; and the meeting may be held as so adjourned without further notice.

     SECTION 13.6. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Outstanding Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in quadruplicate of all votes cast at the meeting. A record, at least in quadruplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one (1) or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one (1) such copy shall be delivered to each of the Mobile Energy Parties, one such copy shall be delivered to the IDB and another to the Trustee to be preserved by the Trustee, the last to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 13.7. Action Without Meeting. In lieu of the vote of Holders of Securities at a meeting as hereinbefore contemplated in this Article XIII, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders of Securities by written instruments as provided in Section 1.4.


                                  ARTICLE XIV.

                 LIMITED OBLIGATIONS OF IDB AND LIMITED RECOURSE

         SECTION 14.1. Limited Obligations of IDB. (a) THE SECURITIES ARE LIMITED OBLIGATIONS OF THE IDB PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM, AND CERTAIN ACCOUNTS CREATED UNDER, THE IDB LEASE AGREEMENT, THIS INDENTURE AND THE INTERCREDITOR AGREEMENT. THE SECURITIES SHALL NOT CONSTITUTE AN INDEBTEDNESS OR OTHER LIABILITY OF THE STATE OF ALABAMA, THE CITY OF MOBILE, ALABAMA OR ANY POLITICAL SUBDIVISION OF THE STATE OF ALABAMA. NEITHER THE FULL FAITH OR CREDIT OF THE STATE OF ALABAMA OR THE CITY OF MOBILE, ALABAMA, NOR ANY OTHER POLITICAL SUBDIVISION OF THE STATE OF ALABAMA, NOR THE IDB, WILL BE PLEDGED TO THE PAYMENT OF THE SECURITIES OR THE INTEREST THEREON, AND THE ISSUANCE OF THE SECURITIES WILL NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF ALABAMA, THE CITY OF MOBILE, ALABAMA OR ANY OTHER POLITICAL SUBDIVISION OF THE STATE OF ALABAMA TO APPLY MONEY FOR, OR TO LEVY OR PLEDGE ANY FORM OF TAXATION WHATEVER TO THE PAYMENT OF, THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON, THE SECURITIES. THE IDB HAS NO TAXING POWER.

         (b) No covenant or agreement contained in the Securities or in this Indenture shall be deemed to be the covenant or agreement of any official, officer, agent, employee or attorney of the IDB in his individual capacity, and neither the members of the IDB nor any official executing the Securities shall be personally liable on the Securities or subject to any personal liability or accountability by reason of the issuance thereof.

         SECTION 14.2. Limited Recourse. Satisfaction of the obligations of the Mobile Energy Parties (including pursuant to the Guaranty) under this Indenture and the IDB Lease Agreement for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the assets of the Mobile Energy Parties. No recourse shall be had to (a) any assets or properties of the Members (other than Mobile Energy as provided in Article VIII of the IDB Lease Agreement) or of the stockholders of Mobile Energy, other than their respective interests in the Tax-Exempt Indenture Securities Collateral, if any, (b) any Member (other than Mobile Energy as provided in Article VIII of the IDB Lease Agreement) or (c) any Affiliate, incorporator, stockholder, partner, member, officer, director or employee of any Member or the Company (other than the Mobile Energy Parties and, in respect of any Southern Guaranty on deposit in the Maintenance Plan Funding Subaccount or the Distribution Account, Southern) and in the event of any non-performance by either of the Mobile Energy Parties of its obligation to make rental payments under the IDB Lease Agreement, or any part thereof, or for any claim based thereon or otherwise in respect thereof, no judgment for any deficiency upon the obligations of either of the Mobile Energy Parties under this Indenture or the IDB Lease Agreement, for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Holders, the IDB, the Trustee or the Collateral Agent against any Member or any Affiliate, incorporator, stockholder, partner, member, officer, director or employee of any Member or of the Company (other than the Mobile Energy Parties and, in respect of any Southern Guaranty on deposit in the Maintenance Plan Funding Subaccount or the Distribution Account, Southern). Notwithstanding anything in this Article XIV to the contrary, (i) satisfaction of the Guaranteed Obligations shall be non-recourse to any monies or other assets of Mobile Energy acquired through or on account of its interests in the Southern Master Tax Sharing Agreement to the extent such assets are not commingled with any of Mobile Energy's other assets or any monies or assets of the Company, (ii) nothing contained herein or in the Securities shall limit or otherwise prejudice in any way the right of the Trustee, the IDB, the Collateral Agent or any Holder to proceed against any Person whomsoever (A) with respect to the enforcement of such Person's obligations under any Project Document (including the Guaranty and any Southern Guaranty) to which such Person is a party or limit or otherwise prejudice in any way the right of the Holders, the IDB, the Trustee or the Collateral Agent to proceed against such Person with respect to the enforcement of such obligations or (B) to the extent necessary to realize upon the Tax-Exempt Indenture Securities Collateral granted hereunder or under the Security Documents and (iii) any limitations of liability herein shall not apply to any Person if and to the extent that such Person commits fraud or wilful misrepresentations, including those contained in Officer's Certificates issued from time to time.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, and their seals to be hereunto affixed and attested, by their respective officers thereunto duly authorized as of the day and year first above written.

[SEAL]                          THE INDUSTRIAL DEVELOPMENT
                                   BOARD OF THE CITY OF MOBILE,
Attest:                            ALABAMA


         /s/                    By:     /s/
                                Name:  Clarence M. Boll, Jr.
                                Title: Vice President of the
                                       Board of Directors


[SEAL]                          FIRST UNION NATIONAL BANK
                                      OF GEORGIA, as Trustee
Attest:


         /s/                    By:     /s/
                                Name:  Doug Milner
                                Title: Assistant Vice President

STATE OF                                    )
                                            ) ss.:
COUNTY OF                                   )

                  I, the undersigned Notary Public in and for said County in said State, hereby certify that Clarence M. Boll, Jr. whose name as Vice Chairman of The Industrial Development Board of the City of Mobile, Alabama, a public corporation organized under the laws of the State of Alabama, is signed to the foregoing Amended and Restated Trust Indenture and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

                  Given under my hand and seal this the 17 day of August, 1995.



                        /s/                                             (seal)
                           Notary Public




STATE OF  New York                          )
                                            ) ss.:
COUNTY OF         New York                  )

                  I, the undersigned Notary Public in and for said County in said State, hereby certify that R. Douglas Milner whose name as Assistant Vice President of First Union National Bank of Georgia, a national banking association organized and existing under the laws of the United States of America, is signed to the foregoing Amended and Restated Lease and Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said national banking association.

                  Given under my hand and seal this the 23rd day of August, 1995.



                                       /s/                              (seal)
                           Notary Public

                                                                  EXHIBIT A


                               [FORM OF 1995 BOND]


[Unless this Security is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer hereof or its agent for registration of transfer, exchange or payment, and any Security of this series issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                            UNITED STATES OF AMERICA
                                STATE OF ALABAMA
         THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MOBILE, ALABAMA

                       SOLID WASTE REVENUE REFUNDING BONDS
                (MOBILE ENERGY SERVICES COMPANY, L.L.C. PROJECT)
                                   SERIES 1995

No. R-                                                      CUSIP No. 607168AY7


Principal Amount     Maturity Date        Dated Date           Interest Rate

$85,000,000.00      January 1, 2020      August 1, 1995             6.95%


         THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MOBILE, ALABAMA, a public corporation organized and existing under the laws of the State of Alabama (herein called the "Issuer," which term includes any permitted successor or assign under the Indenture referred to below), for value received, hereby promises to pay to [CEDE & CO.], or its registered assigns, solely from the funds provided therefor as hereinafter set forth, the Principal Amount set forth above on the Maturity Date set forth above (subject to any right of redemption), and to pay interest on the Principal Amount set forth above at the Interest Rate set forth above from the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, from August 1, 1995, semi-annually on January 1 and July 1 in each year, commencing on January 1, 1996, until the Principal Amount set forth above is paid in full or payment therefor is duly provided for. Any payment of principal, any payment of premium, and, to the extent permitted by applicable Law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the Interest Rate set forth above plus two percent (2%). The principal, premium, if any, and interest so payable on any payment date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal or interest, which shall be the preceding December 15 and June 15, respectively, provided that interest payable on the Maturity Date set forth above shall be payable to the Person to whom the principal hereof shall be payable. Any such principal or interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) was registered in the Security Register at the close of business on the Regular Record Date therefor, and may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such defaulted principal or interest to be fixed by the Trustee referred to below, notice of which shall be given to the Holder hereof to be mailed not less than ten (10) days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange (if any) on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments in respect of this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts, in immediately available funds. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period.

         Principal of and interest on this Security payable on the Maturity Date set forth above shall be paid upon presentation and surrender of this Security at the office of the Paying Agent. Payments of principal of and interest on this Security shall be made, so long as this Security is issued in the form of a global security, in immediately available funds by wire transfer or, if this Security is not held in the form of a global security, by check mailed on or prior to the date for such payment to the address of the Holder entitled thereto as such address appears on the Security Register; provided, however, that if this Security is not held in the form of a global security, any Holder of $1,000,000 or more in aggregate principal amount of Securities of this series may, by delivery of a written request to the Paying Agent, elect to have all such payments to such Holder made by wire transfer of immediately available funds to a designated account maintained in the United States (so long as the Paying Agent has received proper wire transfer instructions in writing by the Regular Record Date next preceding the date for such payment).

         The provisions of this Security are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until FIRST UNION NATIONAL BANK OF GEORGIA, the Trustee under the Indenture, or its successor thereunder or an Authenticating Agent on behalf thereof, shall have authenticated the form of certificate endorsed hereon or an alternative certificate of authentication provided for in the Indenture.

         IN WITNESS WHEREOF, The Industrial Development Board of the City of Mobile, Alabama has caused this Security to be signed in its name by its President or Vice President, by the signature or a facsimile thereof, attested by its Secretary by the signature or a facsimile thereof.


Dated:

                                               THE INDUSTRIAL DEVELOPMENT BOARD
                                               OF THE CITY OF MOBILE, ALABAMA



[Seal]                                                        By:

                                      Name:
                                     Title:

Attest:


By:
    Secretary




                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This Security is one of the Securities referred to in the within-mentioned Indenture.



                               FIRST UNION NATIONAL BANK OF GEORGIA,
                                        as Trustee


                               By:
                                   Authorized Trust Officer

                                    [REVERSE]

                            UNITED STATES OF AMERICA
                                STATE OF ALABAMA
         THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MOBILE, ALABAMA

                       SOLID WASTE REVENUE REFUNDING BONDS
                (MOBILE ENERGY SERVICES COMPANY, L.L.C. PROJECT)
                                   SERIES 1995


         This Security is one of an authorized issue of Securities of the Issuer, known as its Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project), Series 1995, to be issued under an Amended and Restated Trust Indenture, dated as of August 1, 1995 (as the same may be amended, modified and supplemented, the "Indenture"), between the Issuer and First Union National Bank of Georgia, as trustee (the "Trustee"). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned thereto in the Indenture.

         As provided in the Indenture, the aggregate principal amount of Securities that may be issued thereunder is unlimited. The Securities of this series are limited in principal amount to $85,000,000.

         All Securities shall be secured equally and ratably with one another (except as to any Tax-Exempt Debt Service Reserve Account or Sinking Fund established in accordance with the Indenture for the benefit of any particular series). Reference is hereby made to the Indenture for a description of the nature of the Securities, the respective rights of the Holders, the Trustee, and the Issuer in respect of the Securities, and the terms upon which the Securities are to be authenticated and delivered. The terms of the Securities include those stated in the Indenture.

         The Indenture amends and restates the 1984 Indenture, and the proceeds of the Securities of this series will be used to pay and redeem the outstanding 1984 Bonds issued under the 1984 Indenture. Proceeds of the 1984 Bonds were used to refinance the 1983 Bonds, the proceeds of which were used to finance the cost of acquisition and construction of the Tax-Exempt Project. The Tax-Exempt Project is leased to Mobile Energy Services Company, L.L.C., an Alabama limited liability company (the "Company"), pursuant to an Amended and Restated Lease and Agreement, dated as of August 1, 1995 (the "IDB Lease Agreement"), among the Issuer, the Company and Mobile Energy Services Holdings, Inc., an Alabama corporation ("Mobile Energy"), as guarantor of the Company's obligations thereunder. Pursuant to the IDB Lease Agreement (which amends and restates the 1984 Lease), the Company has agreed to lease the Tax- Exempt Project, and make rental payments therefor, by paying to the Trustee for the account of the Issuer an amount equal to the principal of and premium, if any, and interest on the Securities of this series when due.

         By acceptance of the Securities of this series, the initial Holder hereof hereby acknowledges, consents to, approves and ratifies the amendment and restatement of the 1984 Indenture and the 1984 Lease, as effectuated by the Indenture and the IDB Lease Agreement, respectively.

         The principal of, premium, if any, and interest on this Security are payable only from, and secured by, the Tax-Exempt Indenture Securities Collateral, and all payments of principal and interest shall be made in accordance with the terms of the Indenture.

         The Securities, and the rights of the Holders in respect of the Shared Collateral, are subject to the terms of an Intercreditor and Collateral Agency Agreement, dated as of August 1, 1995 (the "Intercreditor Agreement"), among Bankers Trust (Delaware), as collateral agent, the Trustee (on behalf of the Holders of the Securities), First Union National Bank of Georgia, as trustee (on behalf of the holders of the securities issued under a Trust Indenture, dated as of August 1, 1995, with the Company and Mobile Energy), Banque

Paribas, as the Working Capital Provider, the Issuer, the Company and Mobile Energy, to which reference is hereby made.

         As provided in Section 6.3(b) of the Indenture, all Outstanding Securities shall be subject to redemption in whole prior to the Maturity Date set forth on the face of this Security at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest thereon, if any, to the Redemption Date, if an Event of Loss or an Event of Eminent Domain shall occur and, subject to the terms of the Intercreditor Agreement, the Energy Complex is not rebuilt, repaired, restored or replaced.

         Pursuant to Section 6.3(c) of the Indenture, the Outstanding Securities shall be subject to partial redemption, ratably among, and by lot within, all outstanding series and maturities, prior to the Maturity Date set forth on the face of this Security at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest thereon, if any, to the Redemption Date, if (i) an Event of Loss or an Event of Eminent Domain shall occur, to the extent of any Excess Loss Proceeds and provided, subject to certain exceptions described in the Intercreditor Agreement, that such Excess Loss Proceeds exceed $3,000,000 and (ii) the Energy Complex or a portion thereof is rebuilt, repaired, restored or replaced. The aggregate amount of Securities to be so redeemed will equal the amount made available to the Trustee for such purpose pursuant to the Intercreditor Agreement, which, subject to certain exceptions, will equal the ratable share of the Securities of this series (based upon the principal amount of Securities and Indenture Securities then Outstanding and the Working Capital Facility Commitment under the Working Capital Facility, as further described in the Intercreditor Agreement) of the amount by which all of the Loss Proceeds in respect of such Event of Loss or Event of Eminent Domain exceeds the total cost of rebuilding, repairing, restoring or replacing the Energy Complex.

         Securities of this series shall be subject to mandatory sinking fund redemption in part, prior to maturity, by lot, on January 1, 2017 and on January 1 of each year thereafter to and including January 1, 2020, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest thereon, if any, to the Redemption Date, according to the schedule set forth below:



Redemption Date                              Principal Amount
(January 1,)                                 to be Redeemed


2017.........................................$13,700,000

2018......................................... 22,400,000

2019......................................... 23,750,000

2020*........................................ 25,150,000

---------------
*   Final Maturity


         The Securities of this series shall be subject to redemption at the option of the Issuer (at the direction of the Company) in the event of a Determination of Taxability with respect to the Securities of this series, in whole (or in part if in the opinion of Bond Counsel redemption of a portion of the Securities of this series would result in the interest on the Securities of this series outstanding thereafter remaining exempt from federal income taxation) on a date specified by the Issuer (or the Company on behalf of the Issuer), which date shall not be more than one hundred eighty (180) days following such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest thereon, if any, to the Redemption Date. Any such redemption of less than all of the Securities of this series shall be by lot or by such other method, and in such amounts and/or in such manner, as the Trustee, with the advice of Bond Counsel, shall deem proper.

         If the Trustee receives written notice from the Holder or any beneficial holder hereof to the effect that (i) such Holder or beneficial holder has been notified in writing by the Internal Revenue Service that it proposes to include the interest on this Security in the gross income of such Holder or beneficial holder, which the Trustee determines may lead to a Determination of Taxability (for any of the reasons described in the definition thereof, because a proceeding has been instituted against such Holder or otherwise) and (ii) such Holder or beneficial holder will afford the Trustee the opportunity to contest the same in accordance with the procedures set forth in the Indenture, either directly or in the name of such Holder or beneficial holder, and until a conclusion of any appellate review, if sought, and the Trustee has received a copy of the notification described in clause (i) above, then the Trustee shall promptly give notice thereof to the Company, Mobile Energy, the Issuer, the Collateral Agent and the Indenture Trustee and to each other Holder and beneficial holder of the Securities of this series. The Trustee shall thereafter coordinate any similar requests or notices it may receive or may have received from other Holders or beneficial holders of the Securities of this series and shall monitor the progress of any administrative proceedings or litigation with respect thereto. If a Determination of Taxability thereafter occurs and the Company directs the Issuer to redeem the Securities of this series, in whole or in part, the Trustee shall make demand for prepayment and give notice of the redemption of the appropriate amount of the Securities of this series, the Redemption Date to be no later than the date specified above. In taking any action or making any determination in this regard, the Trustee may rely upon a favorable opinion of Bond Counsel.

         Securities of this series shall be subject to redemption prior to the Maturity Date set forth on the face of this Security at the option of the Issuer (at the direction of the Company), in whole or in part (if in part, by lot or by such other method as the Trustee shall deem fair or appropriate), on or after January 1, 2005 at any time upon thirty (30) days' notice at the following redemption prices, plus accrued interest on the principal amount of such Security, if any, to the Redemption Date:



Period During Which Redeemed                      Redemption
(both dates inclusive)                            Price

January 1, 2005 through December 31, 2005...........102%

January 1, 2006 through December 31, 2006...........101%

January 1, 2007 and thereafter......................100%

         Notice of any redemption of Securities will be given at least thirty
(30) but not more than sixty (60) days prior to the Redemption Date.

         The Indenture contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver or direction shall be conclusive and binding upon the Holder, and all future Holders, of this Security and of any Security issued upon the transfer hereof whether or not citation of such consent or waiver is made upon this Security.

         As more fully described therein, the Indenture and the IDB Lease Agreement permit, with certain exceptions, the amendment thereof and of the rights and obligations of the Issuer, the Company, Mobile Energy and the Holders of the Securities thereunder, at any time with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding and, in certain cases, without any consent or other action by Holders of the Securities.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the occurrence and during the continuance of an Event of Default as provided in the Indenture.

         The Securities of this series are issuable only as registered bonds without coupons in denominations of $100,000 and integral multiples of $5,000 in excess thereof. This Security is transferable as prescribed in the Indenture by the registered owner hereof, in person or by attorney duly authorized, at an office or agency of the Trustee, upon surrender and cancellation of this Security and thereupon a new registered Security or Securities of the same series for a like principal amount, in authorized denominations, will be issued to the transferee in exchange therefor, as provided in the Indenture. The Issuer and the Trustee shall deem and treat the Person in whose name this Security is registered as the absolute owner for the purpose of receiving payment of or on account of the principal due hereof and interest due hereon and for all other purposes. Registered Securities of this series shall be exchangeable at such offices or agencies of the Trustee for registered Securities of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. No service charge shall be required of any Holder in connection with any transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Notwithstanding any provision of the Indenture, neither the Issuer nor the Trustee shall be required to register the transfer of or exchange of any Securities of this series during the period (i) beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Securities of this series under the Indenture and ending on the close of business on the day of such mailing and
(ii) beginning on the Regular Record Date for the Stated Maturity of principal of or interest on the Securities of this series and ending on the Stated Maturity of such payment, or to register the transfer or exchange any Securities of this series so selected for redemption in whole or in part, except the unredeemed portion of any Security of this series selected for redemption in part. The Holder hereof, by the acceptance of this Security, agrees that each payment received by it hereunder shall be applied in the manner set forth in
Section 2.16 of the Indenture.

         This Security is a global security within the meaning of the Indenture and is registered in the name of a depositary or its nominee with respect to the Securities of this series. This Security is exchangeable for other Securities of this series registered in the name of a Person other than such depositary or its nominee only if (i) the Issuer advises the Trustee in writing that such depositary is no longer willing or able to discharge properly its responsibilities as depositary with respect to the Securities of this series and is unable to locate a qualified successor, (ii) the Issuer, at its option elects to terminate the book-entry system through such depositary with respect to the Securities of this series and (iii) after the occurrence of an Event of Default, beneficial owners of the Securities of this series holding interests representing an aggregate principal amount of the Securities of this series of not less than a majority in principal amount of the Securities of this series represented by this global security advise the Trustee through such depositary in writing that the continuation of a book-entry system through such depositary (or any successor thereto) with respect to the Securities of this series is no longer in such beneficial owners' best interest.

         THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA.

         THE SECURITIES OF THIS SERIES WILL BE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM, AND CERTAIN ACCOUNTS CREATED UNDER, THE IDB LEASE AGREEMENT, THE INDENTURE AND THE INTERCREDITOR AGREEMENT. THE SECURITIES OF THIS SERIES WILL NOT CONSTITUTE AN INDEBTEDNESS OR OTHER LIABILITY OF THE STATE OF ALABAMA, THE CITY OF MOBILE, ALABAMA OR ANY POLITICAL SUBDIVISION OF THE STATE OF ALABAMA. NEITHER THE FULL FAITH OR CREDIT OF THE STATE OF ALABAMA OR THE CITY OF MOBILE, ALABAMA, NOR ANY OTHER POLITICAL SUBDIVISION OF THE STATE OF ALABAMA, NOR THE ISSUER, WILL BE PLEDGED TO THE PAYMENT OF THE SECURITIES OF THIS SERIES, OR THE PREMIUM, IF ANY, OR THE INTEREST THEREON, AND THE ISSUANCE OF THE SECURITIES

OF THIS SERIES WILL NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF ALABAMA, THE CITY OF MOBILE, ALABAMA, OR ANY OTHER POLITICAL SUBDIVISION OF THE STATE OF ALABAMA TO APPLY MONEY FOR, OR TO LEVY OR PLEDGE ANY FORM OF TAXATION WHATEVER TO THE PAYMENT OF, THE PRINCIPAL OF OR PREMIUM, IF ANY, OR INTEREST ON THE SECURITIES OF THIS SERIES. THE ISSUER HAS NO TAXING POWER.

         Satisfaction of the obligations of the Company and Mobile Energy (including pursuant to the Guaranty) under the Indenture and the IDB Lease Agreement for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the assets of the Company or (except to the extent provided in the Guaranty) Mobile Energy. No recourse shall be had to (a) any assets or properties of the Members (other than Mobile Energy as provided in the Guaranty) or of the stockholders of Mobile Energy, other than their respective interests in the Tax-Exempt Indenture Securities Collateral, if any, (b) any Member (other than Mobile Energy as provided in the Guaranty) or (c) any Affiliate, incorporator, stockholder, partner, member, officer, director or employee of any Member or of the Company (other than Mobile Energy and, in respect of any Southern Guaranty on deposit in the Maintenance Plan Funding Subaccount or the Distribution Account, Southern) and in the event of any non-performance by either of the Company or Mobile Energy of its obligation to make rental payment under the IDB Lease Agreement, or any part thereof, or for any claim based thereon or otherwise in respect thereof, no judgment for any deficiency upon the obligations of either of the Company or Mobile Energy under the Indenture or the IDB Lease Agreement, for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Holders, the Issuer, the Trustee or the Collateral Agent against any Member (other than Mobile Energy as provided in the Guaranty) or any Affiliate, incorporator, stockholder, partner, member, officer, director or employee of any Member or of the Company (other than the Mobile Energy Parties and, in respect of any Southern Guaranty on deposit in the Maintenance Plan Funding Subaccount or the Distribution Account, Southern). Notwithstanding anything in this Security to the contrary, (i) satisfaction of the Guaranteed Obligations shall be non-recourse to any monies or other assets of Mobile Energy acquired through or on account of its interests in the Southern Master Tax Sharing Agreement to the extent such assets are not commingled with any of Mobile Energy's other assets or any monies or assets of the Company, (ii) nothing contained herein or in the Securities shall limit or otherwise prejudice in any way the right of the Trustee, the Issuer, the Collateral Agent or any Holder to proceed against any Person whomsoever (A) with respect to the enforcement of such Person's obligations under any Project Document (including the Guaranty and any Southern Guaranty) to which such Person is a party or limit or otherwise prejudice in any way the right of the Holders, the Issuer, the Trustee or the Collateral Agent to proceed against such Person with respect to the enforcement of such obligations or (B) to the extent necessary to realize upon the Tax-Exempt Indenture Securities Collateral granted hereunder or under the Security Documents and (iii) any limitations of liability herein shall not apply to any Person if and to the extent that such Person commits fraud or willful misrepresentations, including those contained in Officer's Certificates issued from time to time.

                                  ABBREVIATIONS


         The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM  --  as tenants in common
                  TEN ENT  --  as tenants by the entireties
                  JT TEN   --  as joint tenants with right of survivorship and
                               not as tenants in common


                      UNIF GIFT MIN ACT          ___________________
                                       (Cust)           (Minor)

                               under Uniform Gift to Minors Act

                      ---------------------------------------
                                                     (State)


Additional abbreviations may also be used though not in the above list

-----------------

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee






                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the written Security and all rights thereunder, hereby irrevocably constituting and appointing ________________________ attorney to transfer such Security on the books of the Issuer, with full power of substitution in the premises.

Dated:






NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.